UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

TREE.COM, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: N/A
	(2)	Aggregate number of securities to which transaction applies: N/A
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A
	(4)	Proposed maximum aggregate value of transaction: N/A
	(5)	Total fee paid: N/A
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid: N/A
	(2)	Form, Schedule or Registration Statement No.: N/A
	(3)	Filing Party: N/A
	(4)	Date Filed: N/A

11115 Rushmore Drive, Charlotte, North Carolina 28277

Dear Stockholder:

        You are invited to attend the 2012 Annual Meeting of Stockholders of Tree.com, Inc., which will be held on Tuesday, June 12, 2012, 11:00 a.m., local time, at Tree.com's corporate headquarters at 11115 Rushmore Drive, Charlotte, North Carolina 28277. At the Annual Meeting, stockholders will be asked to vote on the proposals described in detail in the notice of meeting on the following page and the accompanying Proxy Statement.

        We will be using the "Notice and Access" method of providing proxy materials to you via the Internet. We believe that this process should provide you with a convenient and quick way to access your proxy materials and vote your shares, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about April 27, 2012, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement and our 2011 Annual Report to Stockholders and how to vote electronically via the Internet. The Notice also contains instructions on how to receive a paper copy of the proxy materials.

        It is important that your shares be represented and voted at the Annual Meeting regardless of the size of your holdings. Whether or not you plan to attend the meeting, please vote electronically via the Internet or by telephone, or, if you request paper copies of the proxy materials, please complete, sign, date and return the accompanying proxy in the postage-paid envelope provided. See "How Do I Vote?" in the Proxy Statement for more details. Voting electronically or returning your proxy does NOT deprive you of your right to attend the meeting and to vote your shares in person for the matters acted upon at the meeting.

        I look forward to greeting those of you who will be able to attend the meeting.

Sincerely,

Douglas Lebda Chairman and Chief Executive Officer

11115 Rushmore Drive, Charlotte, North Carolina 28277

NOTICE OF 2012 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders:

        Tree.com, Inc. ("Tree.com" or the "Company") is providing this Proxy Statement to holders of our common stock in connection with the solicitation of proxies by our Board of Directors for use at the 2012 Annual Meeting of Stockholders (the "Annual Meeting") to be held on Tuesday, June 12, 2012, at 11:00 a.m., local time, at our corporate headquarters at 11115 Rushmore Drive, Charlotte, North Carolina 28277. At the Annual Meeting, stockholders will be asked:

  1.
  to elect seven members of our Board of Directors, each to hold office for a one-year term ending on the date of the next succeeding annual meeting of stockholders or until such director's successor shall have been duly elected and qualified (or, if earlier, such director's removal or resignation from our Board of Directors);

  2.
  to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2012 fiscal year;

  3.
  to approve an amendment and restatement of the Second Amended and Restated Tree.com 2008 Stock and Annual Incentive Plan; and

  4.
  to transact such other business as may properly come before the meeting and any related adjournments or postponements.

        Our Board of Directors has set April 23, 2012 as the record date for the Annual Meeting. This means that holders of record of our common stock at the close of business on that date are entitled to receive notice of the Annual Meeting and to vote their shares at the Annual Meeting and any related adjournments or postponements.

        Only stockholders and persons holding proxies from stockholders may attend the Annual Meeting. If your shares are registered in your name, you should bring a form of photo identification to the Annual Meeting. If your shares are held in the name of a broker, trust, bank or other nominee, you will need to bring a proxy or letter from that broker, trust, bank or other nominee that confirms you are the beneficial owner of those shares, together with a form of photo identification. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the 2012 Annual Meeting of Stockholders to be held on June 12, 2012.

        Copies of the Proxy Statement and of our annual report for the fiscal year ended December 31, 2011 are available by visiting the following website: http://bnymellon.mobular.net/bnymellon/tree.

By Order Of The Board Of Directors,

April 27, 2012	Douglas Lebda Chairman and Chief Executive Officer

PROXY STATEMENT

i

Agreements with Liberty Interactive Corporation	40
Voting and Support Agreements	43
RELATED PERSONS TRANSACTION POLICY	43
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	44
ANNUAL REPORTS	44
PROPOSALS BY STOCKHOLDERS FOR PRESENTATION AT OUR 2013 ANNUAL MEETING	44
OTHER MATTERS	44

ii

PROXY STATEMENT FOR THE
2012 ANNUAL MEETING OF STOCKHOLDERS

        We are providing these proxy materials in connection with Tree.com's 2012 Annual Meeting of Stockholders. The Notice of Internet Availability of Proxy Materials, this Proxy Statement, any accompanying proxy card or voting instruction card and our 2011 Annual Report to Stockholders were first made available to stockholders on or about April 27, 2012. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:    Who is entitled to vote at the Annual Meeting?

A:
Holders of Tree.com common stock at the close of business on April 23, 2012, the record date for the Annual Meeting established by our Board of Directors, are entitled to receive notice of the Annual Meeting, the Notice of Internet Availability of Proxy Materials and to vote their shares at the Annual Meeting and any related adjournments or postponements. The Notice of Internet Availability, Notice of Annual Meeting, Proxy Statement and form of proxy are first expected to be made available to stockholders on or about April 27, 2012.

  As of the close of business on the record date, there were 11,295,585 shares of our common stock outstanding and entitled to vote. Holders of our common stock are entitled to one vote per share.

Q:    Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a paper copy of proxy materials?

A:
The United States Securities and Exchange Commission approved "Notice and Access" rules relating to the delivery of proxy materials over the Internet. These rules permit us to furnish proxy materials, including this Proxy Statement and our 2011 Annual Report to Stockholders, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability, which was mailed to most of our stockholders, will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet. If you would like to receive a paper copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice of Internet Availability.

Q:    Can I vote my shares by filling out and returning the Notice of Internet Availability?

A:
No. The Notice of Internet Availability identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice of Internet Availability and returning it.

  The Notice of Internet Availability provides instructions on how to vote by Internet or telephone, by requesting and returning a paper proxy card or voting instruction card, or by submitting a ballot in person at the Annual Meeting.

Q:    What is the difference between a stockholder of record and a stockholder who holds stock in street name?

A:
If your shares are registered in your name, you are a stockholder of record. If your shares are held in the name of your broker, bank or another holder of record, these shares are held in "street name."

  You may examine a list of the stockholders of record as of the close of business on April 23, 2012 for any purpose germane to the Annual Meeting during normal business hours during the 10-day period preceding the date of the meeting at our corporate headquarters at 11115 Rushmore Drive, Charlotte, North Carolina 28277. This list will also be made available at the Annual Meeting.

Q:    What shares are included on the enclosed proxy card?

A:
If you are a stockholder of record only, you will receive the Notice of Internet Availability or these proxy materials from Computershare for all Tree.com shares that you hold directly. If you have requested printed proxy materials, we have enclosed a proxy card for you to use. If you hold our shares in street name through one or more banks, brokers and/or other holders of record, you will receive the Notice of Internet Availability or these proxy materials, together with voting instructions and information regarding the consolidation of your votes, from the third party or parties through which you hold your shares. If you are a stockholder of record and hold additional Tree.com shares in street name, you will receive the Notice of Internet Availability or these proxy materials from Computershare and the third party or parties through which your shares are held. If you requested printed proxy materials, your broker, bank or nominee has enclosed a voting instruction card for you to use in directing the broker, bank or nominee regarding how to vote your shares.

Q:    What are the quorum requirements for the Annual Meeting?

A:
The presence in person or by proxy of holders having a majority of the total votes entitled to be cast by holders of our common stock at the Annual Meeting constitutes a quorum. Shares of our common stock are counted as present at the Annual Meeting for purposes of determining whether there is a quorum, if you are present and vote in person at the Annual Meeting or by telephone or on the Internet or a proxy card has been properly submitted by you or on your behalf at the Annual Meeting, without regard to whether the proxy is marked as casting a vote or abstaining.

  Abstaining votes and broker non-votes are counted for purposes of establishing a quorum, but are not counted in the election of directors and therefore have no effect on the election. In a vote on the other proposals to be considered at the Annual Meeting, an abstaining vote will have the same effect as a vote against the proposals, but a broker non-vote will not be included in the tabulation of the voting results and therefore will not affect the outcome of the vote. A broker non-vote occurs when a broker or other nominee submits a proxy card with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in "street name"), but declines to vote on a particular matter because the broker or nominee has not received voting instructions from the beneficial owner or the persons entitled to vote those shares and for which the broker or nominee does not have discretionary voting power under rules applicable to broker-dealers.

Q:    What matters will the stockholders vote on at the Annual Meeting?

A:
The stockholders will vote on the following proposals:

•
Proposal 1—to elect seven members of our Board of Directors, each to hold office for a one-year term ending on the date of the next succeeding annual meeting of stockholders or until such director's successor shall have been duly elected and qualified (or, if earlier, such director's removal or resignation from our Board of Directors);

•
Proposal 2—to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2012 fiscal year; and

•
Proposal 3—to approve an amendment and restatement of the Second Amended and Restated Tree.com 2008 Stock and Annual Incentive Plan.

  Stockholders will also vote to transact such other business as may properly come before the Annual Meeting and any related adjournments or postponements.

Q:    What are my voting choices when voting for director nominees and what votes are required to elect directors to our Board of Directors?

A:
For the vote on the election of director nominees, you may vote in favor of all nominees, withhold votes as to all nominees or vote in favor of and withhold votes as to specific nominees.

  The election of each of Peter Horan, W. Mac Lackey, Douglas Lebda, Joseph Levin, Patrick McCrory, Steven Ozonian and Mark Sanford as directors requires the affirmative vote of a plurality of the total number of votes cast by the holders of shares of our common stock.

  Our Board of Directors recommends that stockholders vote FOR the election of each of its nominees for director named above.

Q:    What are my voting choices when voting on the ratification of the appointment of Deloitte & Touche LLP as Tree.com's independent registered public accounting firm and what votes are required to ratify such appointment?

A:
For the vote on the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2012, you may vote in favor of the ratification, vote against the ratification or abstain from voting on the ratification.

  The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2012 requires the affirmative vote of a majority of the total number of votes cast at the Annual Meeting by the holders of shares of our common stock.

  Our Board of Directors recommends that the stockholders vote FOR ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2012.

Q:    What are my voting choices when voting on the approval of the amendment and restatement of the Second Amended and Restated Tree.com 2008 Stock and Annual Incentive Plan?

A:
For the vote on approval of the amendment and restatement of the Second Amended and Restated Tree.com 2008 Stock and Annual Incentive Plan, you may vote in favor of approval, vote against approval or abstain from voting.

  The approval of this proposal requires the affirmative vote of a majority of the total number of votes cast at the Annual Meeting by the holders of shares of our common stock.

  Our Board of Directors recommends that the stockholders vote FOR the approval of the amendment and restatement of the Second Amended and Restated Tree.com 2008 Stock and Annual Incentive Plan.

Q:    Could other matters be decided at the Annual Meeting?

A:
As of the date of the filing of this Proxy Statement, we are not aware of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement.

  If other matters are properly presented at the Annual Meeting for consideration, our two officers who have been designated as proxies for the Annual Meeting, James Ipock and Michelle Lind, will have the discretion to vote on those matters for stockholders who have returned their proxy.

Q:    If I hold my shares in street name through my broker, will my broker vote these shares for me?

A:
If you hold your shares in street name, you must provide your broker, bank or other nominee with instructions in order to vote these shares. To do so, you should follow the directions regarding voting instructions provided to you by your bank, broker or other nominee. If your bank, broker or nominee holds your shares in its name and you do not instruct them how to vote, they will have discretion to vote your shares on routine matters, including the ratification of the selection of the Company's independent public accounting firm (Proposal 2). However, they will not have discretion to vote on non-routine matters without direction from you, including the election of directors (Proposal 1) and the approval of the amendment and restatement of the Second Amended and Restated Tree.com 2008 Stock and Annual Incentive Plan (Proposal 3). Accordingly, broker non-votes will not occur at the Annual Meeting in connection with Proposal 2. Broker non-votes may occur in connection with Proposals 1 and 3 at the Annual Meeting; however, broker non-votes will have no effect on the outcome of those proposals.

Q:    What happens if I abstain?

A:
Abstentions are counted for purposes of determining whether there is a quorum and, with respect to all proposals other than the election of directors (Proposal 1), will have the same effect as a vote against the proposal.

Q:    Can I change my vote?

A:
Yes. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before the vote at the Annual Meeting by:

•
delivering to Computershare a written notice, bearing a date later than your proxy, stating that you revoke the proxy;

•
submitting a later-dated proxy relating to the same shares by mail, telephone or the Internet prior to the vote at the Annual Meeting; or

•
attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

  You should send any written notice or a new proxy card to Tree.com c/o Computershare at the following address: Computershare, P.O. Box 358015, Pittsburgh, PA 15252-8015, or follow the instructions provided on your proxy card to submit a proxy by telephone or via the Internet. You may request a new proxy card by calling Computershare at 1-877-296-3711 (toll-free).

Q:    What if I do not specify a choice for a proposal when returning a proxy?

A:
If you do not give specific instructions, proxies that are signed and returned will be voted FOR the election of all director nominees named in the Proxy Statement, FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2012 and FOR the approval of the amendment and restatement of the Second Amended and Restated Tree.com 2008 Stock and Annual Incentive Plan.

Q:    How are proxies solicited and what is the cost?

A:
We will bear all expenses incurred in connection with the solicitation of proxies. In addition to solicitation by mail, our directors, officers and employees may solicit proxies from stockholders by telephone, letter, facsimile or in person. Following the original mailing of the Notice of Internet Availability, we will request brokers, custodians, nominees and other record holders to forward their own notice and, upon request, to forward copies of the Proxy Statement and related soliciting materials to persons for whom they hold shares of our common stock and to request authority for the exercise of proxies. In such cases, upon the request of the record holders, we will reimburse such holders for their reasonable expenses.

Q:    What should I do if I have questions regarding the Annual Meeting?

A:
If you have any questions about how to cast your vote for the Annual Meeting or would like copies of any of the documents referred to in this Proxy Statement, you should call Computershare at 1-877-296-3711 (toll-free).

HOW DO I VOTE?

        Your vote is important. You may vote on the Internet, by telephone, by mail or by attending the Annual Meeting and voting by ballot, all as described below. If you vote by telephone or on the Internet, you do not need to return your Notice, proxy card or voting instruction card. Telephone and Internet voting facilities are available now and will be available 24 hours a day until 11:59 p.m., Eastern Time, on June 11, 2012.

Vote on the Internet

        If you have Internet access, you may submit your proxy by following the instructions provided in the Notice of Internet Availability, or if you request printed proxy materials, by following the instructions provided with your proxy materials and on your proxy card or voting instruction card. If you vote on the Internet, you can also request electronic delivery of future proxy materials.

Vote by Telephone

        You can also vote by telephone by following the instructions provided on the Internet voting site, or if you requested printed proxy materials, by following the instructions provided with your proxy materials and on your proxy card or voting instruction card. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

Vote by Mail

        If you elected to receive printed proxy materials by mail, you may choose to vote by mail by marking your proxy card or voting instruction card, dating and signing it, and returning it to Tree.com c/o Computershare in the postage-paid envelope provided. If the envelope is missing, please mail your completed proxy card or voting instruction card to Tree.com c/o Computershare at the following address: Computershare, P.O. Box 358015, Pittsburgh, PA 15252-8015. Please allow sufficient time for mailing if you decide to vote by mail.

Vote at the Annual Meeting

        The method or timing of your vote will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote in person. However, if your shares are held in the name of a bank, broker or other nominee, you must obtain a legal proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting. You should allow yourself enough time prior to the Annual Meeting to obtain this proxy from the holder of record.

        Street name holders may submit a proxy by telephone or the Internet if their bank or broker makes these methods available, in which case the bank or broker will enclose related instructions with this Proxy Statement. If you submit a proxy by telephone or via the Internet you should not return your proxy card. If you hold your shares through a bank, broker or other nominee follow the voting instructions you receive from your bank, broker or other nominee.

PROPOSAL 1—ELECTION OF DIRECTORS

Proposal

        At the upcoming Annual Meeting, a board of seven directors will be elected, each to hold office until the next succeeding annual meeting of stockholders or until such director's successor shall have been duly elected and qualified (or, if earlier, such director's removal or resignation from our Board of Directors). Information concerning all director nominees appears below. Although management does not anticipate that any of the persons named below will be unable or unwilling to stand for election, in the event of such an occurrence, proxies may be voted for a substitute designated by our Board of Directors.

        Our Board of Directors recommends that stockholders vote FOR the election of each of the following persons:

 PETER HORAN, W. MAC LACKEY, DOUGLAS LEBDA, JOSEPH LEVIN,
PATRICK MCCRORY, STEVEN OZONIAN AND MARK SANFORD

Information Concerning Director Nominees

        Background information about the nominees, as well as information regarding additional experience, qualifications, attributes or skills that led our Board of Directors to conclude that the nominee should serve on our Board of Directors, is set forth below. Except as otherwise set forth below, there are no arrangements or understandings between any of the nominees and any other person pursuant to which such nominee was selected as a nominee.

        Peter Horan, age 57, has served as a member of our Board of Directors since August 2008. Mr. Horan is also Chair of our Compensation Committee and a member of our Nominating Committee. Mr. Horan is currently Executive Chairman of SocialChorus, a provider of software to automate and streamline social influence marketing. He previously served as Chairman of Goodmail Systems, Inc., a provider of e-mail authentication services, from February 2010 to February 2011, and he served as Chief Executive Officer of that company from May 2008 until February 2010. Prior to that, Mr. Horan served as Chief Executive Officer of IAC/InterActiveCorp Media & Advertising from January 2007 to June 2008. Prior to joining IAC, Mr. Horan served as Chief Executive Officer of AllBusiness.com, Inc., which operates a website providing advice for small businesses, About.com, Inc., an internet resource providing expert advice on a wide variety of topics, and DevX.com, Inc., a provider of technical information, tools and services for IT professionals developing corporate applications. Additionally, Mr. Horan served in senior management roles at International Data Group, a technology media, events and research company, including its Computerworld publication for IT leaders. Prior to that, Mr. Horan spent more than 15 years in senior account management roles at leading advertising agencies, including BBDO and Ogilvy & Mather. Mr. Horan is also a member of the Board of Directors of Merchant Circle, a private company that helps people find local merchants.

        Mr. Horan brings to our Board of Directors his diverse executive and management experience as well as a significant knowledge of the Internet media and advertising industries. He also provides our Board of Directors with financial reporting expertise and a unique perspective from his experience in account management positions in the advertising industry.

        W. Mac Lackey, age 41, has served as a member of our Board of Directors since October 2008. Mr. Lackey is also Chair of our Audit Committee and a member of our Nominating Committee and Executive Committee. Mr. Lackey founded and has been CEO of KYCK.com, a digital media platform that discovers, curates and delivers personalized soccer content to users, since July 2011. He co-founded BlackHawk Equity, an investment firm, in 2003, and it successor, BlackHawk Capital Management, in June 2007. He currently serves as a Managing Director of these firms. He founded Mountain Khakis, LLC, a premium outdoor clothing brand, in September 2003 and has held various roles including Partner, VP of Marketing and serving on its Board of Directors. Mr. Lackey served as Chief Executive Officer and Chairman of the Board of Directors of ettain group, Inc., an IT staffing and consulting company, from 2001 to 2003. From 2000 to 2001, Mr. Lackey served as President and Chief Executive Officer of TeamTalk Media Group, PLC's North American Operations. TeamTalk Media Group supplies online and mobile sports content. TeamTalk Media Group purchased in 2000 The Internetsoccer Network, a sports technology company Mr. Lackey founded. Mr. Lackey also served as Senior Vice President for iXL, Inc., an internet services company, from 1998 to 1999. iXL, Inc., purchased in 1998 inTouch Interactive, a custom software development company Mr. Lackey founded in 1995.

        Mr. Lackey's extensive business, managerial, executive and leadership experience in a variety of industries including Internet companies particularly qualifies him for service on our Board of Directors. He also brings a valuable entrepreneurial perspective from his experience as the founder of several businesses.

        Douglas Lebda, age 42, is our Chairman, Chief Executive Officer and a member of our Board of Directors and has served in such capacities since January 2008. Mr. Lebda is also a member of our Executive Committee. Previously, Mr. Lebda served as President and Chief Operating Officer of IAC/InterActiveCorp from January 2006 to August 2008, when the Company was spun-off from IAC/InterActiveCorp. Prior to that, Mr. Lebda served in roles as Chief Executive Officer, President and Chairman of the Board of Directors of LendingTree, LLC, which he founded in June 1996. Before founding LendingTree, Mr. Lebda worked as an auditor and consultant for PriceWaterhouseCoopers. Mr. Lebda is a member of the Board of Directors of Eastman Kodak. In January 2012, Eastman Kodak filed for bankruptcy protection under Chapter 11 of the United States Bankruptcy Code.

        Mr. Lebda, the founder of LendingTree, LLC, provides our Board of Directors with a vital understanding and appreciation of the Company's business and history. His experience as Chief Operating Officer of IAC/InterActiveCorp, a large conglomerate of Internet companies, as well as his financial and accounting expertise, also qualify him to serve on our Board of Directors. Mr. Lebda also brings to our Board of Directors a valuable understanding of the role played by directors of publicly-held companies due to his service on the board of Eastman Kodak.

        Joseph Levin, age 32, has served as a member of our Board of Directors since August 2008. Mr. Levin is also a member of our Audit Committee. Mr. Levin has served as Chief Executive Officer of Mindspark Interactive Network, a subsidiary of IAC/InterActiveCorp that operates a number of internet social and entertainment destinations, since November 2009. He also currently serves as CEO of IAC Search, a segment of IAC/InterActiveCorp which includes Mindspark, Ask.com, Dictionary.com, and Pronto.com. Previously Mr. Levin served as Senior Vice President, Mergers & Acquisitions and Finance for IAC/InterActiveCorp from December 2007 to November 2009. Since joining IAC/InterActiveCorp in 2003, Mr. Levin has worked in various capacities including Strategic Planning, M&A and Finance. Prior to joining IAC/InterActiveCorp, Mr. Levin worked in the Technology Mergers & Acquisitions group for Credit Suisse First Boston (now Credit Suisse). Mr. Levin is also a member of the Board of Directors of The Active Network, a provider of online registration software and event management software.

        Mr. Levin's background in mergers and acquisitions in the technology industry provides our Board of Directors with a valuable perspective. He also brings to our Board of Directors his strategic planning and finance experience. Mr. Levin's service on the board of directors of an online community marketing company provides him with relevant business expertise.

        Patrick McCrory, age 55, has served as a member of our Board of Directors since January 2009. Mr. McCrory is also a Chair of our Nominating Committee and a member of our Audit Committee and Executive Committee. Mr. McCrory is a partner of McCrory & Company, a sales consulting company and, since January 2010, has served as Senior Director of Strategic Initiatives at Moore &

Van Allen PLLC, a law firm. Previously, Mr. McCrory served as Mayor of Charlotte, North Carolina from 1995 to 2009. Mr. McCrory has had an extensive private sector career serving 29 years with Duke Energy Corporation in various management positions. Mr. McCrory is a member of the Board of Directors of Kewaunee Scientific Group, a manufacturer of laboratory furniture and fume hoods.

        Mr. McCrory brings to our Board of Directors his proven leadership and managerial capabilities. He also provides our Board of Directors with a deep knowledge of governmental affairs acquired through his background in government.

        Steven Ozonian, age 56, has served as a member of our Board of Directors since June 2011 and is Chair of our Executive Committee. Mr. Ozonian currently serves as Chief Real Estate Officer of Carrington Capital. He previously served as a member of our Board of Directors from August 2008 to November 2010. He resigned from the Board of Directors effective November 1, 2010 to join the Company as Chief Executive Officer of its proprietary full service real estate brokerage business known as RealEstate.com, REALTORS®. On March 15, 2011, the Company announced that it had finalized a plan to close all of the field offices of RealEstate.com and, on March 31, 2011, Mr. Ozonian resigned from his position as Chief Executive Officer of the division. Prior to his employment at the Company, Mr. Ozonian served as the Executive Chairman of Global Mobility Solutions, an employee mobility provider, from 2005 to 2010. Mr. Ozonian has held other high level positions in the homeownership industry including Chairman and CEO of Prudential's real estate and related businesses, CEO of Realtor.com and National Homeownership Executive for Bank of America.

        Mr. Ozonian provides our Board of Directors with valuable real estate industry and mergers and acquisitions expertise. He has significant executive experience and a deep understanding of the functions of a board of directors acquired through service as chairman of other corporations.

        Mark Sanford, age 51, has served as a member of our Board of Directors since April 2012. Mr. Sanford is also a member of our Compensation Committee. Mr. Sanford served as Governor of the State of South Carolina from 2003 to 2011. Prior to his election as Governor, Mr. Sanford served as a Member of the House of Representatives representing the First Congressional District of South Carolina from 1995 to 2001. Prior to holding public office, Mr. Sanford spent ten years in various positions with commercial real estate companies. Mr. Sanford has an M.B.A. from the University of Virginia and a B.A. from Furman University. Mr. Sanford was nominated to our Board of Directors by Liberty Interactive Corporation in accordance with the terms of the Spinco Agreement described under "Certain Relationships and Related Transactions—Agreements with Liberty Interactive Corporation," below.

        Mr. Sanford brings to our Board of Directors his proven leadership and managerial capabilities. He also provides our Board of Directors with a deep knowledge of federal and state governmental affairs acquired through his background as a United States Congressman and Governor of South Carolina.

        All nominees have been recommended by the Nominating Committee. All nominees are current directors standing for re-election.

Corporate Governance

        Director Independence.    Under the Listing Rules of the NASDAQ Stock Market, our Board of Directors has a responsibility to make an affirmative determination that those members of our Board of Directors that serve as independent directors do not have any relationships with the Company and its businesses that would impair their independence. In connection with these determinations, our Board of Directors reviews information regarding transactions, relationships and arrangements involving the Company and its businesses and each director that it deems relevant to independence, including those required by the Listing Rules of the NASDAQ Stock Market.

        Our Board of Directors has determined that each of Messrs. Horan, Lackey, Levin, McCrory and Sanford are independent directors within the meaning of the applicable NASDAQ standards.

        When assessing Mr. McCrory's independence, our Board of Directors considered the fact that Mr. McCrory's employer was engaged to provide legal and consulting services to the Company in early 2011. Our Board of Directors determined that these services did not have an impact on Mr. McCrory's independence, due to various factors, including Mr. McCrory's position at the service provider and the dollar value of the legal and consulting services to be provided.

        Director Nominations.    Our Nominating Committee considers and recommends to our Board of Directors candidates for election to our Board of Directors and nominees for committee memberships and committee chairs. Each member of the Nominating Committee participates in the review and discussion of director candidates. In addition, directors who are not on the Nominating Committee may meet with and evaluate the suitability of candidates. The full Board of Directors makes final determinations on director nominees.

        Our Board of Directors does not have specific requirements for eligibility to serve as a director of Tree.com. However, in evaluating candidates, regardless of how recommended, our Board of Directors considers whether the professional and personal ethics and values of the candidate are consistent with ours, whether the candidate's experience and expertise would be beneficial to our Board of Directors in rendering its service to us, whether the candidate is willing and able to devote the necessary time and energy to the work of our Board of Directors and whether the candidate is prepared and qualified to represent the best interests of our stockholders.

        In evaluating director candidates, the Chair of the Nominating Committee and other committee members may conduct interviews with certain candidates and make recommendations to the committee. Other members of our Board of Directors may also conduct interviews with director candidates upon request, and the Nominating Committee may retain, at its discretion, third-party consultants to assess the skills and qualifications of the candidates. Although our Board of Directors does not have a specific policy with respect to diversity, the Nominating Committee considers the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the overall effectiveness of our Board of Directors.

        In identifying potential director candidates, the Nominating Committee seeks input from other members of our Board of Directors and executive officers and may also consider recommendations by employees, community leaders, business contacts, third-party search firms and any other sources deemed appropriate by the Nominating Committee. The Nominating Committee also considers candidates nominated by Liberty Interactive Corporation in accordance with its rights under the Spinco Agreement described under "Certain Relationships and Related Transactions—Agreements with Liberty Interactive Corporation," below. The Nominating Committee will also consider director candidates recommended by other stockholders to stand for election at the Annual Meeting of Stockholders so long as such recommendations are submitted in accordance with the procedures described below under "Stockholder Recommendations of Director Candidates." Except for Mr. Sanford, who was nominated by Liberty Interactive Corporation in accordance with its rights under the Spinco Agreement, the Nominating Committee has not had any director candidates put forward by a stockholder or a group of stockholders who beneficially owned more than five percent of our stock for at least one year.

        Stockholder Recommendations of Director Candidates.    The Nominating Committee will evaluate candidates recommended by stockholders in the same manner as all other candidates brought to the attention of the Nominating Committee. Stockholders who wish to make such a recommendation should send the recommendation to Tree.com, Inc., 11115 Rushmore Drive, Charlotte, North Carolina 28277, Attention: Corporate Secretary. The envelope must contain a clear notation that the enclosed letter is a "Director Nominee Recommendation." The letter must identify the author as a stockholder, provide a brief summary of the candidate's qualifications and history, together with an indication that the recommended individual would be willing to serve (if elected), and must be accompanied by evidence of the sender's stock ownership. Any director recommendations will be reviewed by the Corporate Secretary and, if deemed appropriate, forwarded to the Chairman for further review. If the Chairman believes that the candidate fits the profile of a director described above, the recommendation will be shared with the entire Board of Directors.

Our Board of Directors and Committees

        Our Board of Directors.    Our Board of Directors met 13 times during 2011 and acted by unanimous written consent 3 times. During 2011, all the incumbent directors attended more than 75% of the meetings of our Board of Directors and of its committees on which they served, other than Mr. Ozonian. Directors are not required to attend annual meetings of our stockholders.

        Board Committees.    The following table sets forth the current members of the Audit Committee, the Compensation Committee, the Nominating Committee and the Executive Committee:

Director Name*	Audit Committee	Compensation Committee	Nominating Committee	Executive Committee
Peter Horan		X (Chair)	X
W. Mac Lackey	X (Chair)		X	X
Douglas Lebda				X
Joseph Levin	X
Patrick McCrory	X		X (Chair)	X
Steven Ozonian				X (Chair)
Mark Sanford		X

*
Lance Melber served as Chair of the Compensation Committee and on the Nominating Committee until April 2012. Mr. Lackey served on the Compensation Committee until April 2012.

        Audit Committee.    The Audit Committee functions pursuant to a written charter adopted by our Board of Directors, a copy of which may be found at our website at http://investor-relations.tree.com/governance.cfm. The Audit Committee is appointed by our Board of Directors to assist our Board of Directors with a variety of matters described in its charter, which include monitoring (1) the integrity of our financial statements, (2) the effectiveness of our internal control over financial reporting, (3) the qualifications and independence of our independent registered public accounting firm, (4) the performance of our internal audit function and independent registered public accounting firm and (5) our compliance with legal and regulatory requirements. The Audit Committee met 8 times during 2011. The formal report of the Audit Committee is set forth under "Audit Committee Matters," below.

        All members of the Audit Committee are independent directors within the meaning of the applicable NASDAQ listing standards. Our Board of Directors has determined that Mr. Levin is an "audit committee financial expert," as such term is defined in applicable SEC rules.

        Compensation Committee.    The Compensation Committee functions pursuant to a written charter adopted by our Board of Directors, a copy of which may be found at our website at http://investor-relations.tree.com/governance.cfm. The Compensation Committee is responsible for discharging the responsibilities of our Board of Directors relating to compensation of our Chief Executive Officer and our other executive officers and has overall responsibility for approving and evaluating all of our compensation plans, policies and programs as they affect our executive officers. For additional information on our processes and procedures for the consideration and determination of executive and director compensation and the roles of the Compensation Committee related thereto, see the discussion under "Executive Compensation and Related Information—Overview" and "Director Compensation," below.

        All of the members of the committee are independent directors within the meaning of the applicable NASDAQ listing standards. The Compensation Committee met 7 times during 2011.

        Nominating Committee.    The Nominating Committee functions pursuant to a written charter adopted by our Board of Directors, a copy of which may be found at our website at http://investor-relations.tree.com/governance.cfm . The Nominating Committee's functions include identifying, evaluating and recommending candidates for election to our Board of Directors. Additionally, the Nominating Committee is responsible for recommending compensation arrangements for non-employee directors.

        All of the members of the committee are independent directors within the meaning of the applicable NASDAQ listing standards. The Nominating Committee met 5 times during 2011.

        Board Leadership Structure.    Mr. Lebda serves as our CEO and Chairman of our Board of Directors. Mr. Lebda is the founder of the Company and has served as our CEO and Chairman of our Board of Directors since our August 2008 spin-off from IAC/InterActiveCorp. Our Board of Directors believes that it is important to have a unified leadership vision which Mr. Lebda is uniquely positioned to provide. Our Board of Directors also believes that the Company is best served by a Chairman who is actively involved with the Company and is therefore able to bring a great depth of knowledge about the Company to the role. Our Board of Directors does not currently have a designated lead independent director. Our Board of Directors believes that the appointment of a designated lead independent director is not necessary at this time because of the Company's small size and because the independent directors play an active role in matters of our Board of Directors.

        Board Role in Risk Oversight.    Our Board of Directors oversees an enterprise-wide approach to risk management, designed to support the achievement of organizational objectives, including strategic objectives, to enhance long-term organizational performance and stockholder value. A fundamental part of risk management is not only understanding the risks we face, how those risks may evolve over time, and what steps management is taking to manage and mitigate those risks, but also understanding what level of risk tolerance is appropriate for us. Management is responsible for the day-to-day management of the risks we face, while our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. Our Board of Directors regularly reviews information regarding marketing, operations, finance and business development as well as the risks associated with each. In addition, our Board of Directors holds strategic planning sessions with management to discuss our strategies, key challenges, and risks and opportunities and receives a report on Sarbanes-Oxley compliance on at least an annual basis.

        While our Board of Directors is ultimately responsible for risk oversight, committees of our Board of Directors also have been allocated responsibility for specific aspects of risk oversight. In particular, the Audit Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls, risk assessment and risk management. Our Board of Directors and the Audit Committee regularly discuss with management the Company's major risk exposures, their potential financial impact on the Company, and the steps taken to monitor and control those risks. The Compensation Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to the risks arising from our compensation policies and programs. The Nominating Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to the risks associated with board organization, membership and structure, ethics and compliance, succession planning for our directors and executive officers, and corporate governance.

 Stockholder Communications with our Board of Directors

        Stockholders may, at any time, communicate with any of our directors by mailing a written communication to Tree.com, Inc., 11115 Rushmore Drive, Charlotte, North Carolina 28277, Attention: Corporate Secretary. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Stockholder-Board Communication" or "Stockholder-Director Communication." All such letters must identify the author as a stockholder, provide evidence of the sender's stock ownership and clearly state whether the intended recipients are all members of our Board of Directors or a particular director or directors. The Corporate Secretary will then review such correspondence and forward it to our Board of Directors, or to the specified director(s), if appropriate.

        All communications received in accordance with these procedures will be reviewed by the Corporate Secretary and forwarded to the appropriate director or directors unless such communications are considered, in the reasonable judgment of the Corporate Secretary, to be improper for submission to the intended recipient. Examples of stockholder communications that would be considered improper for submission include communications that:

  •
  do not relate to the business or affairs of our Company or the functioning or constitution of our Board of Directors or any of its committees;

  •
  relate to routine or insignificant matters that do not warrant the attention of our Board of Directors;

  •
  are advertisements or other commercial solicitations;

  •
  are frivolous or offensive; or

  •
  are otherwise not appropriate for delivery to directors.

AUDIT COMMITTEE MATTERS

Audit Committee Report

        The Audit Committee operates under a written charter, which has been adopted by the Board of Directors. The Audit Committee charter governs the operations of the Audit Committee and sets forth its responsibilities, which include providing assistance to the Board of Directors with the monitoring of (1) the integrity of Tree.com's financial statements, (2) the effectiveness of Tree.com's internal control over financial reporting, (3) the qualifications and independence of Tree.com's independent registered public accounting firm, (4) the performance of Tree.com's internal audit function and independent registered public accounting firm and (5) Tree.com's compliance with legal and regulatory requirements. It is not the duty of the Audit Committee to plan or conduct audits or to determine that Tree.com's financial statements and disclosures are complete, accurate and have been prepared in accordance with generally accepted accounting principles and applicable rules and regulations. These responsibilities rest with management and Tree.com's independent registered public accounting firm.

        In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited consolidated financial statements of Tree.com for the fiscal year ended December 31, 2011 with management and Deloitte & Touche LLP, Tree.com's independent registered public accounting firm for the 2011 fiscal year.

        The Audit Committee has discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Board in Rule 3200T and No. 114, "The Auditor's Communication With Those Charged With Governance." In addition, the Audit Committee has received during the past fiscal year the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence and has discussed with Deloitte & Touche LLP its independence from Tree.com and its management.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for Tree.com for the fiscal year ended December 31, 2011 be included in its Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the SEC.

Members of the Audit Committee

W. Mac Lackey (Chair)
Joseph Levin
Patrick McCrory

 Fees Paid to Our Independent Registered Public Accounting Firm

        The following table sets forth fees for all professional services rendered by Deloitte & Touche LLP as our principal accountant for the years ended December 31, 2010.

Fee Category	2010	2011
Audit Fees(1)	$579,000	$1,142,000	(2)
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total	$579,000	$1,142,000

(1)
Audit Fees includes fees associated with the annual audit of our consolidated financial statements, regulatory audits, the review of our periodic reports, accounting consultations, the review of registration statements and consents and related services normally provided in connection with statutory and regulatory filings and engagements. Regulatory audits include audits performed for certain of our businesses in the United States, which audits are required by federal or state regulatory authorities.

(2)
Includes fees estimated by our principal accountant for audit services related to our consolidated financial statements that have not been billed as of April 23, 2012.

Audit and Non-Audit Services Pre-Approval Policy

        The Audit Committee's current practice is to pre-approve all audit and all non-audit services to be provided to the Company by its independent public accounting firm.

INFORMATION CONCERNING EXECUTIVE
OFFICERS AND DIRECTORS WHO ARE NOT NOMINEES

        Background information about our executive officers and current directors who are not nominees for election as directors is set forth below.

        Gabriel Dalporto, age 40, joined the Company in April 2011 as its Chief Marketing Officer and was designated by our Board of Directors as an executive officer in February 2012. Before joining the Company, Mr. Dalporto served as Founder and Chief Executive Officer of Atomic Financial, Inc., a startup online investing platform, from January 2010 to April 2011. He served as Chief Marketing and Strategy Officer of Zecco Holdings, Inc., an online brokerage company, from January 2007 to December 2009. Mr. Dalporto served as Vice President at E*Trade Financial from August 2004 to November 2006 and as Vice President at JPMorgan Chase from September 2003 to July 2004.

        David Norris, age 46, is the President of LendingTree Loans, and has served in such capacity since June 2008. Mr. Norris previously served as Senior Vice President of LendingTree Loans and LendingTree, LLC, with responsibility for several areas, including Business Planning & Intelligence, Project Management, Call Center, Customer Experience, Six Sigma, and Sales Training. Mr. Norris joined our company in September 2006 as Vice President of Corporate Quality. Prior to joining LendingTree, Mr. Norris served as Vice President of Service and Solutions for Toshiba America's Digital Products Division where he was responsible for delivering customer solutions and all post-sale product support. Within Toshiba, Mr. Norris also served as Vice President of Management Innovation.

        Christopher Hayek, age 42, is our Senior Vice President and Chief Accounting Officer. He has served in such capacity since May 2010. Prior to that date, Mr. Hayek had served as our Vice President and Corporate Controller since joining our company in August 2005. Prior to joining our company, Mr. Hayek served as Vice President of Finance at Wachovia Bank and as a Senior Manager at McGladrey & Pullen, LLP. Mr. Hayek is a certified public accountant.

        Lance Melber, age 49, has served as a member of our Board of Directors since August 2008. Mr. Melber served as Executive Vice President and a Director of Archer Technologies, a software company, from August 2008 to January 2010. Mr. Melber served as President of Capital One Home Loans from early 2005 until March 2008. Prior to that, Mr. Melber founded eSmartloan.com, an online home equity lender, and served as its Chief Executive Officer from 2001 until it was acquired by Capital One in early 2005. Prior to founding eSmartloan.com, Mr. Melber served as the Managing Director of Oneloan.com, a mortgage lender owned by First Horizon Company.

PROPOSAL 2—RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposal and Required Vote

        The Audit Committee of our Board of Directors has appointed Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

        Deloitte & Touche LLP was initially engaged on March 19, 2009 as our independent registered public accounting firm for the fiscal year ended December 31, 2009.

        Ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the total number of votes cast by the holders of shares of Tree.com common stock. If stockholders fail to ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm for 2011, the Audit Committee will reconsider whether to retain that firm. Even if the selection is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year.

        One or more representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. They are expected to be available to respond to appropriate questions. Our Board of Directors recommends that the stockholders vote FOR ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2012.

PROPOSAL 3—APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE
SECOND AMENDED AND RESTATED TREE.COM 2008 STOCK AND ANNUAL INCENTIVE PLAN

        On February 22, 2012, our Board of Directors approved the amendment and restatement of the Second Amended and Restated Tree.com 2008 Stock and Annual Incentive Plan, which we refer to as the Stock Plan, subject to stockholder approval, to increase the number of shares of common stock authorized for issuance under the Stock Plan to 3,350,000 shares from 2,750,000 shares (along with a corresponding increase to the maximum number of shares eligible to be granted as incentive stock options), an increase of 600,000 shares. Additionally, the amendment and restatement also included:

  •
  a modification to the change in control definition to conform with Institutional Shareholder Services (ISS) 2011 compensation policy recommendations;

  •
  the addition of a recoupment of incentive compensation policy provision, also known as a "clawback" provision;

  •
  provisions adding more specificity regarding incentive stock options;

  •
  clarification that dividend equivalents and bonus awards under the Stock Plan that are paid in shares count against the share limits set forth in the Stock Plan,

  •
  clarification that the number of shares subject to awards under the Stock Plan will be rounded down and that fractional shares are not required to be issued in connection with any adjustments made pursuant to section 3(d) of the Stock Plan;

  •
  revisions to the Internal Revenue Code of 1984, as amended section 409A provision; and

  •
  a few additional clarifications to various provisions in the Stock Plan.

        As so amended and restated, the Stock Plan will be known as the "Third Amended and Restated Tree.com 2008 Stock and Annual Incentive Plan."

        As of April 23, 2012, stock options to purchase 1,013,869 shares of our common stock, restricted stock units to receive 754,426 shares and 137,501 shares of restricted stock were outstanding under the Stock Plan, and 63,355 shares remained available for future equity grants under the Stock Plan.

        Our Board of Directors and Compensation Committee believe that our compensation programs should be variable and tied to individual and corporate performance in light of our current circumstances and desire to increase our entrepreneurial culture and further align the interests of our executive officers and employees with those of our stockholders. The Compensation Committee believes placing a greater emphasis on incentive arrangements and equity compensation will result in our executive officers and employees being paid for performance. Additionally, our ability to provide long-term incentives in the form of equity compensation aligns our executive officers' and employees' interests with the interests of our stockholders and fosters an ownership mentality that drives optimal decision-making for the long-term health and profitability of our Company.

        We believe it is important that we have additional shares of common stock eligible for awards under our Stock Plan in order to enable us to effectively implement our compensation strategies and programs. However, the current authorization under our Stock Plan is limited and does not provide enough shares for us to grant equity compensation associated with all of our recent annual performance reviews. The proposed Amendment is intended to provide us with a sufficient number of shares to satisfy our equity grant requirements for the next three years, based on the current scope and structure of our equity incentive programs, expected forfeitures and the rate at which we expect to grant restricted stock units, restricted stock or other forms of equity compensation. We consider a three-year pool of shares to be important from a compensation planning perspective. If the Amendment is not approved, it could be detrimental to our goals of attracting, retaining and motivating our employees and aligning their interests with the interests of our stockholders and during the next fiscal year, we may need to accordingly review and revise our compensation practices to be more cash-based in order to retain our key executive officers and employees. If we adopted alternative compensation programs that were more cash-based, we believe that the level of cash compensation required to offset the lack of availability of equity grants could result in (i) an increase in our compensation costs, which would be detrimental to our future operating results, and (ii) a decrease in our cash flow, which would reduce cash available to be returned to stockholders.

        In addition, and consistent with our core values, our Board of Directors determined that it may be appropriate to recover annual and long-term incentive compensation provided in certain situations. Accordingly, our Board of Directors approved the inclusion of a clawback provision in the Stock Plan under which we may cause the cancellation of any award granted under the Stock Plan, require reimbursement of any award by a participant and effect any other right of recoupment of equity or other compensation provided under the Stock Plan or otherwise in accordance with our policies and/or applicable law. In addition, a participant in the Stock Plan may be required to repay us certain previously paid compensation, whether provided under the Stock Plan or an award agreement under the Stock Plan, in accordance with any recoupment policy we may adopt in the future. Further, our Board of Directors desired to amend the Change in Control definition so that a "change in control" occurs, among other events, upon the consummation of a complete liquidation or dissolution of our company as opposed to the prior definition of the approval by our stockholders of a complete liquidation or dissolution.

        At the Annual Meeting, stockholders will be asked to approve the amendment to the Stock Plan, which is attached as Annex A to this Proxy Statement. The proposed Amendment requires the affirmative vote of a majority of the total number of votes cast at the Annual Meeting by the holders of shares of our common stock.

Summary of the Stock Plan

        The Stock Plan permits the discretionary award of incentive stock options (ISOs), nonqualified stock options (NSOs), stock appreciation rights (SARs), restricted stock, restricted stock units, other stock-based awards and bonus awards. Individuals eligible to receive awards and grants under the Stock Plan include our directors, officers, employees and consultants or the directors, officers, employees and consultants of any of our subsidiaries or affiliates as well as prospective employees and consultants who have agreed to serve us.

  Administration

        The Stock Plan is administered by the Compensation Committee or another committee of our Board of Directors as it may from time to time designate. Among other things, the Compensation Committee selects individuals to whom awards may be granted, determines the type of award as well as the number of shares of common stock to be covered by each award, determines the terms and conditions of any awards, including performance goals (if any) and their degree of satisfaction and interprets the terms and provisions of the Stock Plan and any stock award issued under the Stock Plan. Determinations of the Compensation Committee are final, binding and conclusive.

  Eligibility

        In addition to individuals who hold outstanding adjusted awards, persons who serve or agree to serve as our officers, employees, non-employee directors or consultants or as officers, employees, non-employee directors or consultants of our subsidiaries and affiliates are eligible to be granted awards under the Stock Plan. As of April 23, 2012, there were eight directors, four executive officers who are not directors and approximately 887 employees other than executive officers who are authorized to receive awards under the Stock Plan.

  Shares Subject to the Plan

        After taking into account the addition of 600,000 authorized shares to the Stock Plan, the Stock Plan authorizes the issuance of up to 3,350,000 shares of common stock pursuant to new awards, and no single participant may be granted awards covering in excess of 1,833,333 shares of common stock over the life of the Stock Plan. On April 23, 2012, the closing price of our common stock on The Nasdaq Stock Market was $7.73.

        The shares of common stock subject to grant under the Stock Plan are to be made available from authorized but unissued shares or from treasury shares, as determined from time to time by our Board of Directors. Other than adjusted awards, to the extent that any stock award is forfeited, or any option or stock appreciation right terminates, expires or lapses without being exercised, or any award is settled for cash, the shares of common stock subject to the awards not delivered as a result thereof will again be available for use under the Stock Plan. The Stock Plan provides that any shares subject to those awards that terminate, expire, or lapse will not count against the maximum number of shares that may be subject to awards granted to any individual participant. However, any shares subject to any awards that are settled for cash will continue to count against the maximum number of shares that may be subject to awards granted to any individual participant. If the exercise price of any option and/or the tax withholding obligations relating to any award are satisfied by delivering shares of common stock (by either actual delivery or by attestation), only the number of shares of common stock issued net of the shares of common stock delivered or attested to will be deemed delivered for purposes of the limits in the plan. To the extent any shares of common stock subject to an award are withheld to satisfy the exercise price (in the case of an option) and/or the tax withholding obligations relating to the award, the shares of common stock will not generally be deemed to have been delivered for purposes of the limits set forth in the plan. Further, any dividend equivalents distributed and any bonus awards that are paid in shares of common stock under the Stock Plan will count against these maximum share limits.

        The Stock Plan provides that, in the event of a merger, consolidation, acquisition of property or shares, stock rights offering, liquidation, disaffiliation or other similar event, the Compensation Committee or our Board of Directors may make any substitutions or adjustments as it deems appropriate and equitable to (1) the aggregate number and kind of shares or other securities reserved for issuance and delivery under the plan, (2) the various maximum limitations set forth in the plan, (3) the number and kind of shares or other securities subject to outstanding awards, (4) the exercise price of outstanding options and stock appreciation rights and (5) the performance goals applicable to any outstanding awards. In the event of stock dividend, stock split, reverse stock split, separation, spin-off, reorganization, extraordinary dividend of cash or other property, share combination, recapitalization or other similar event affecting our capital structure, the Stock Plan provides that the Compensation Committee or our Board of Directors shall make any substitutions or adjustments as it deems appropriate and equitable to (1) the aggregate number and kind of shares or other securities reserved for issuance and delivery under the plan, (2) the various maximum limitations set forth in the plan, (3) the number and kind of shares or other securities subject to outstanding awards (4) the exercise price of outstanding options and stock appreciation rights and (5) the performance goals applicable to any outstanding awards.

  Types of Awards

        As indicated above, several types of stock awards can be made under the Stock Plan in addition to a cash award. A summary of these types of grants is set forth below. The Stock Plan governs options and restricted stock units that converted from IAC/InterActiveCorp options and IAC/InterActiveCorp restricted stock units in connection with our spin-off in 2008 as well as other award grants made following the spin-off pursuant to the plan. Notwithstanding the foregoing, the terms that govern IAC/InterActiveCorp options and IAC/InterActiveCorp restricted stock units that converted into our options and restricted stock units in connection with the spin-off govern those options and restricted stock units to the extent inconsistent with the terms described below. Awards issued under the Stock Plan are evidenced by a written agreement which recites the specific terms and conditions of the award.

        Stock Options and Stock Appreciation Rights.    Stock options granted under the Stock Plan may be either ISOs or NSOs. Stock appreciation rights granted under the plan may either be granted alone or in tandem with a stock option. The exercise price of options and stock appreciation rights cannot be less than 100% of the fair market value of the stock underlying the options or stock appreciation rights on the date of grant. Optionees may pay the exercise price in cash or, if approved by the Compensation Committee, in common stock (valued at its fair market value on the date of exercise) or a combination thereof, or by "cashless exercise" through a broker or by withholding shares otherwise receivable on exercise. The term of options and stock appreciation rights is determined by the Compensation Committee, but an ISO may not have a term longer than ten years from the date of grant. The Compensation Committee determines the vesting and exercise schedule of options and stock appreciation rights, and the extent to which they will be exercisable after the award holder's employment terminates. Generally, unvested options and stock appreciation rights terminate upon the termination of employment, and vested options and stock appreciation rights will remain exercisable for one year after the award holder's death, disability or retirement, and three months after the award holder's termination for any other reason other than cause. Vested options and stock appreciation rights terminate immediately upon the awardee's termination for cause (as defined in the plan). Stock options and stock appreciation rights are transferable only by will or by the laws of descent and distribution or, in the case of nonqualified stock options or stock appreciation rights, pursuant to a qualified domestic relations order or as otherwise expressly permitted by the Compensation Committee including, if so permitted, pursuant to a transfer to the participant's family members or to a charitable organization, whether directly or indirectly or by means of a trust or partnership or otherwise.

        Restricted Stock.    Restricted stock may be granted with restriction periods as the Compensation Committee may designate. The Compensation Committee may provide at the time of grant that the vesting of restricted stock is contingent upon the achievement of applicable performance goals and/or continued service. In the case of performance-based awards that are intended to qualify under Section 162(m) of the Code of 1984, the applicable performance goals will be based on the attainment of one or any combination of the following, with respect to the Company or any subsidiary, division or department of the Company:

•

specified levels of earnings per share from continuing operations

•

EBITDA

•

gross profit

•

unit volume

•

sales

•

earnings per share

•

revenues

•

return on operating assets

•

return on capital

•

cost saving levels

•

core non-interest income

•

total stockholder return (measured in terms of stock price appreciation and/or dividend growth)

•

net profit after tax

•

EBITA

•

cash generation

•

market share

•

asset quality

•

operating income

•

return on assets

•

return on equity

•

profits

•

marketing-spending efficiency

•

change in working capital

•

stock price

        These performance goals also may be based upon the attaining of specified levels of the Company, subsidiary, affiliate or divisional performance under one or more of the measures described above relative to the performance of other entities, divisions or subsidiaries. Performance goals based on the foregoing factors are hereinafter referred to as "Performance Goals." The terms and conditions of restricted stock awards (including any applicable Performance Goals) need not be the same with respect to each participant. During the restriction period, the Compensation Committee may require that the stock certificates evidencing restricted shares be held by us. Restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered, and is forfeited upon termination of employment, unless otherwise provided by the Compensation Committee. Other than restrictions on transfer and any other restrictions the Compensation Committee may impose, the participant has all the rights of a stockholder with respect to the restricted stock award, including the right to vote the shares and receive cash dividends unless otherwise provided in the participant's award agreement.

        Restricted Stock Units.    The Compensation Committee may grant restricted stock units payable in cash or shares of common stock, conditioned upon continued service and/or the attainment of Performance Goals determined by the Compensation Committee. The terms and conditions of restricted stock unit awards (including any Performance Goals) need not be the same with respect to each participant. The Compensation Committee will determine whether, to what extent and on what terms and conditions each participant receiving restricted stock units will be entitled to receive current or deferred payments of cash, common stock or other property corresponding to dividends payable on our common stock. Holders of restricted stock units are not entitled to any voting rights with respect to the restricted stock units themselves.

        Other Stock-Based Awards.    Other awards of common stock and other awards that are valued in whole or in part by reference to, or are otherwise based upon, common stock, including (without limitation), unrestricted stock, dividend equivalents and convertible debentures, may be granted under the Stock Plan.

        Bonus Awards.    Bonus awards granted to our eligible employees and the eligible employees of our subsidiaries and affiliates under the Stock Plan are based upon the attainment of the Performance Goals established by the Compensation Committee for the plan year or a shorter performance period as may be established by the Compensation Committee. Bonus amounts earned by any individual will be limited to $10 million for any plan year, pro rated (if so determined by the Compensation Committee) for any shorter performance period. Bonus amounts are paid in cash or, in our discretion, in common stock, as soon as practicable following the end of the plan year. The Compensation Committee may reduce or eliminate a participant's bonus award in any year notwithstanding the achievement of Performance Goals.

  No Repricing

        In no event may any option or stock appreciation right granted under the Stock Plan be amended, other than in event of certain extraordinary corporate transactions or other transactions affecting our capital structure, to decrease the exercise price thereof, be cancelled in conjunction with the grant of any new option or stock appreciation right with a lower exercise price or otherwise be subject to any action that would be treated, for accounting purposes, as a "repricing" of the option or stock appreciation right, unless the amendment, cancellation, or action is approved by our stockholders.

  Change in Control

        In the event of a Change in Control (as defined in the Stock Plan), the Compensation Committee has the discretion to determine the treatment of awards granted under the Stock Plan, including providing for the acceleration of the awards upon the occurrence of the Change in Control and/or upon a qualifying termination of employment (e.g., without cause or for good reason) following the Change in Control. However, outstanding adjusted awards, subject to the terms of the Stock Plan and unless otherwise provided in the applicable award agreement, will fully vest or all restrictions on these awards shall terminate upon the Termination of Employment (as defined in the Stock Plan) of the holder of these adjusted awards for any reason other than for Cause or Disability or by the holder for Good Reason (all as defined in the Stock Plan) during the two-year period following a Change in Control (as defined in the Stock Plan).

  Withholding for Payment of Taxes

        The Stock Plan provides for the withholding and payment by a participant of any taxes required by applicable law. Subject to our approval and to the terms of the Stock Plan, a participant may settle a withholding obligation with our common stock, including common stock that is a part of the award giving rise to the withholding obligation. We have the right to deduct any applicable taxes from any payment otherwise due to a participant.

  Amendment and Discontinuance

        The Stock Plan may be amended, altered or discontinued by our Board of Directors, but no amendment, alteration or discontinuance may impair the rights of an optionee under an option or a recipient of a stock appreciation right, restricted stock award, restricted stock unit award or bonus award previously granted without the optionee's or recipient's consent. Amendments to the Stock Plan require stockholder approval to the extent the approval is required by law or agreement.

  Governing Law

        The Stock Plan is governed by the laws of the State of Delaware (which is the state of our incorporation), without reference to principles of conflict of laws.

  Recoupment of Compensation

        Under the Stock Plan, we may cause the cancellation of any award, request reimbursement of any award by a participant and effect any other right of recoupment of equity or other compensation provided under the Stock Plan in accordance with our policies and/or applicable law. In addition, a participant in the Stock Plan may be required to repay us certain previously paid compensation, whether provided under the Stock Plan or an award agreement under the Stock Plan, in accordance with any recoupment policy of the Company.

  Plan Benefits

        The table below shows, as to each of the Company's executive officers named in the Summary Compensation Table of the "Executive Compensation and Related Information" section of this Proxy Statement and the various indicated groups, the aggregate number of shares of common stock subject to stock option grants, restricted stock grants and restricted stock unit grants under the Stock Plan during the Company's fiscal 2011.

Name and Principal Position	Number of Shares Underlying Stock Options Granted	Number of Shares Underlying Restricted Stock Units and Restricted Stock Granted
Douglas Lebda, Chairman and CEO	153,868	24,642
David Norris, President, LendingTree Loans	0	0
Gregory Hanson, Chief Operating Officer & General Manager	0	25,000
Steven Ozonian, Former Chief Executive Officer, Real Estate	0	9,091	*
All current executive officers as a group (4 persons)	153,868	87,810
All current non-employee directors as a group (7 persons)	0	54,546
Non-executive officer employee group	0	510,751

*
Award granted to Mr. Ozonian in his capacity as a member of our Board of Directors

  New Plan Benefits

        All awards to directors, executive officers, employees and consultants are made at the discretion of the Stock Plan administrator. No awards will be granted under the Stock Plan with respect to our requested share reserve increase prior to approval by the stockholders of the Company of the amended Stock Plan containing the share reserve increase. Awards under the Stock Plan will be granted at the discretion of the Committee. In addition, benefits under the Plan will depend on a number of factors, including the fair market value of the Company's common stock on future dates and actual Company performance against performance goals established with respect to performance awards. As a result, the benefits and amounts that will be received or allocated under the Stock Plan as amended and restated are not determinable at this time. We have therefore not included a table that reflects such awards.

Certain Federal Income Tax Information

        The following discussion is intended only as a brief summary, as of April 23, 2012, of the federal income tax consequences to us and to U.S. participants for awards granted under the Stock Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant's death or provisions of income tax laws of any municipality, state or other country. We advise participants to consult with a tax advisor regarding the tax implications of their awards under the Stock Plan.

        Nonqualified Stock Options.    Upon the grant of an NSO, the optionee will not recognize any taxable income and the Company will not be entitled to a deduction. Upon the exercise of the an option or related stock appreciation right, the excess of the fair market value of the shares acquired on the exercise of the option or stock appreciation right over the exercise price or the cash paid under a stock appreciation right (the "spread") will constitute compensation taxable to the optionee as ordinary income. We, in computing our U.S. federal income tax, will generally be entitled to a deduction in an amount equal to the compensation taxable to the optionee.

        ISOs.    An optionee will not recognize taxable income on the grant or exercise of an ISO. However, the spread at exercise will constitute an item includible in alternative minimum taxable income, and, thereby, may subject the optionee to the alternative minimum tax. The alternative minimum tax may be payable even though the optionee receives no cash upon the exercise of the ISO with which to pay the tax.

        Upon the disposition of shares of stock acquired pursuant to the exercise of an ISO after satisfaction of a holding period which end on the later of (i) two years from the date of grant of the ISO or (ii) one year after the transfer of the shares to the optionee, generally the optionee will recognize long-term capital gain or loss, as the case may be, measured by the difference between the stock's selling price and the exercise price. We are not entitled to any tax deduction by reason of the grant or exercise of an ISO, or by reason of a disposition of stock received upon exercise of an ISO if the ISO holding period is satisfied. If the optionee disposes of the shares of stock acquired pursuant to the exercise of an ISO before the expiration of the ISO holding period, then the optionee will recognize ordinary income equal to the lesser of (i) the excess of the fair market value over the exercise price of the shares on the date of exercise, or (ii) the excess of the amount realized on the disposition over the exercise price for the shares. Any remaining gain or loss will be long-term or short-term capital gain or loss depending on whether the optionee has held the shares for more than one year.

        Restricted Stock.    A participant who receives an award of restricted stock does not generally recognize taxable income at the time of the award. Instead, the participant recognizes ordinary income in the first taxable year in which his or her interest in the shares becomes either: (A) freely transferable or (B) no longer subject to substantial risk of forfeiture. The amount of taxable income is equal to the fair market value of the shares less the cash, if any, paid for the shares.

        A participant may elect to recognize income at the time of grant of restricted stock in an amount equal to the fair market value of the restricted stock (less any cash paid for the shares) on the date of the award. We receive a compensation expense deduction in an amount equal to the ordinary income recognized by the participant in the taxable year in which restrictions lapse (or in the taxable year of the award if, at that time, the participant had filed a timely election to accelerate recognition of income).

        Other Awards.    In the case of an exercise of a stock appreciation right or an award of restricted stock units, a performance share bonus or other stock awards, the participant would generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery. In that taxable year, we would receive a federal income tax deduction in an amount equal to the ordinary income that the participant has recognized.

        Internal Revenue Code Section 409A.    Section 409A of the Code governs the federal income taxation of certain types of nonqualified deferred compensation arrangements. A violation of Section 409A of the Code generally results in an acceleration of the recognition of income of amounts intended to be deferred and the imposition of a federal excise tax of 20% on the employee over and above the income tax owed, plus possible penalties and interest. The types of arrangements covered by Section 409A of the Code are broad and may apply to certain awards available under the Stock Plan (the as restricted stock units). The intent is for the Stock Plan, including any awards available thereunder, to comply with the requirements of Section 409A of the Code to the extent applicable. As required by Code Section 409A, certain nonqualified deferred compensation payments to specified employees may be delayed to the seventh month after the employee's separation from service.

        Internal Revenue Code Section 162(m).    Section 162(m) of the Code places a limit of $1 million on the amount of compensation that we may deduct in any one fiscal year with respect to our principal executive officer and each of the other three most highly compensated officers (other than the principal financial officer) ("Covered Employees"). The Stock Plan is intended to enable certain awards to constitute performance-based compensation not subject to the annual deduction limitations of Section 162(m) of the Code.

Termination of the Stock Plan

        The Stock Plan will terminate on August 20, 2018 unless earlier terminated by our Board of Directors. Termination cannot, however, materially impair the rights of the holder of an award outstanding at the time of the termination in the absence of the holder's consent.

Board of Directors Recommendation

        Our Board of Directors recommends that the stockholders vote FOR approval of the amendment and restatement of the Second Amended and Restated Tree.com 2008 Stock and Annual Incentive Plan.

EXECUTIVE COMPENSATION

2011 Summary Compensation Table

Name and Principal Position	Year	Salary		Bonus		Stock Awards (2)	Option Awards (3)	Non-Equity Incentive Plan Compensation (4)	All Other Compensation (5)	Total
Douglas Lebda	2011	$423,077	(1)	—		$136,769	$399,544	—	$1,358,918	$2,318,308
Chairman and CEO	2010	$550,000		—		$1,381,500	—	$450,000	$2,116,975	$4,498,475
David Norris	2011	$400,000		—		—	—	$264,025	$7,350	$671,375
President, LendingTree Loans	2010	$377,083		—		$273,150	—	$278,549	$7,350	$936,132
Gregory Hanson	2011	$200,000		$25,000	(6)	$216,600	—	—	$31,017	$472,617
GM & COO, Tree.com	2010	$198,200		$3,750		$206,750		$45,000	$7,088	$460,788
Steven Ozonian	2011	$116,752	(7)	$150,000	(8)	$50,000	—	—	$107,324	$345,417
CEO, Real Estate	2010	$87,821				$235,000	—	—	—	$322,821

(1)
Effective July 11, 2011, Mr. Lebda's annual base salary was temporarily adjusted downward from $550,000 per annum to $275,000 through the end of 2011.

(2)
Reflects the dollar amounts of the aggregate grant date fair value, computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718, Stock Compensation, of the stock awards granted to the named executive officer for the years shown. Generally, the grant date fair value is the amount that we would expense in our financial statements over the award's vesting schedule. For additional information regarding the assumptions made in calculating these amounts, see Note 3 "Stock-Based Compensation" to our audited, consolidated financial statements included in our Annual Report on Form 10-K for the respective year-end. For Mr. Ozonian, the stock award granted to him in 2011 was for his services as a non-employee member of our Board of Directors.

(3)
Reflects the dollar amount of the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, Stock Compensation, of the stock option awards granted to Mr. Lebda during 2011. Generally, the grant date fair value is the amount that we would expense in our financial statements over the award's vesting schedule. For additional information regarding the assumptions made in calculating this amount, see Note 3 "Stock-Based Compensation" to our audited, consolidated financial statements included in our Annual Report on Form 10-K for the respective year-end. The stock options were granted on April 8, 2011 and have a maximum 10-year term. The vesting terms and per-share exercise prices of these stock options are described in the "2011 Outstanding Equity Awards at Fiscal Year-End" table and footnote (3) to such table.

(4)
Reflects the amounts paid under the 2011 annual bonus program, which is described in the section below entitled "2011 Bonus Program."

(5)
We provide our named executive officers with additional benefits, reflected in the table below for 2011, that we believe are reasonable, competitive and consistent with Tree.com's overall executive compensation program. The costs of these benefits for 2011 are shown below.

Name	Other		Severance		Tree.com 401(k) Match(a)	Total "Other Compensation"
Douglas Lebda	$1,351,568	(b)	—		$7,350	$1,358,918
David Norris	—		—		$7,350	$7,350
Gregory Hanson	$26,769	(c)	—		$4,248	$31,017
Steven Ozonian			$100,000	(d)	$7,324	$107,324

(a)
Reflects Tree.com matching contributions to the named executive officer's 401(k) savings account.

(b)
Reflects accrual of the face amount and dividends on preferred stock for 2011.

(c)
Reflects a stipend paid to Mr. Hanson during March 2011 through October 2011 to recognize the additional leadership responsibilities he assumed in conjunction with Tree.com's sale of the real estate division.

(d)
Under the terms of Mr. Ozonian's severance agreement, Tree.com paid Mr. Ozonian severance in an amount equal to four months of his current base salary, totaling $100,000, on April 15, 2011, as further described in "Employment and Severance Agreements" section below.
(6)
Reflects a discretionary bonus awarded to Mr. Hanson as a reward for his continued exemplary service to Tree.com.

(7)
Mr. Ozonian served as a member of our Board of Directors from August 2008 to November 2010. He resigned from our Board of Directors effective November 1, 2010 to join Tree.com as Chief Executive Officer of our proprietary full service real estate brokerage business known as RealEstate.com, REALTORS®. In March 2011, Mr. Ozonian's employment with Tree.com ended in concert with Tree.com's decision to close its company-owned brokerage business. In June 2011, Mr. Ozonian subsequently rejoined our Board of Directors. In 2011, Mr. Ozonian earned $87,821 for his services as an executive officer of Tree.com and $28,931 for his services as a non-employee member of our Board of Directors.

(8)
In 2011, Mr. Ozonian was eligible to receive a cash bonus of $37,500 each quarter, in addition to the non-equity incentive plan compensation opportunity described in the "2011 Bonus Program" section below. The actual bonus paid to Mr. Ozonian for 2011 is described further in the "Employment and Severance Agreements" section below.

2011 Outstanding Equity Awards at Fiscal Year-End

        The table below provides information regarding equity awards held by our named executive officers as of December 31, 2011.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)(6)	Market Value of Shares or Units of Stock That Have Not Vested ($)(7)
Douglas Lebda	1,807	—	$5.95	3/8/2012	(1)
	1,291	—	$9.9580	12/20/2012	(2)
		589,850	$8.4800	1/7/2018	(3)
		51,290	$5.3500	4/8/2021	(4)
		51,289	$5.8850	4/8/2021	(4)
		51,289	$6.4200	4/8/2021	(4)
						137,501	$768,631
David Norris	22,500	7,500	$7.4600	1/31/2018	(5)
						18,751	$104,818
Gregory Hanson	4,000	—	$7.4600	1/31/2018	(5)
						43,335	$242,243
Steven Ozonian	—	—	—	—
						9,091	$50,819

(1)
This option was exercised on February 22, 2012.

(2)
This option was converted on August 20, 2008 from an IAC/InterActiveCorp option into a stock option to purchase common stock of Tree.com in connection with our spin-off in 2008.

(3)
This time-based option was granted to Mr. Lebda on August 21, 2008 and will vest in full on January 7, 2013, subject to continued employment.

(4)
These time-based options were granted on April 8, 2011 and vest as follows: one-third (1/3) of the options vested on April 8, 2012, one-third (1/3) of the options vest on April 8, 2013 and the remaining one-third (1/3) of the options vest on April 8, 2014, subject to continued employment.

(5)
These time-based options were granted on August 21, 2008 and will vest in full on January 7, 2013, subject to continued employment.

(6)
The table below provides the following information regarding unvested restricted stock awards held by Mr. Lebda and unvested restricted stock unit awards held by our other named executive officers as of December 31, 2011: (i) vesting date(s) of each award, (ii) the number of unvested shares of restricted stock or restricted stock units outstanding (on an aggregate and grant-by-grant basis) as of December 31, 2011, (iii) the market value of unvested shares of restricted stock or restricted stock units outstanding as of December 31, 2011, and (iv) the total number of the unvested shares of restricted stock or restricted stock units that are scheduled to vest, subject to continued employment, during each of the fiscal years ending December 31, 2012, 2013, 2014 and 2015.

Name and Vesting Dates	Number of Unvested Shares or Units of Stock as of 12/31/2011 (#)	Market Value of Unvested Shares or Units of Stock as of 12/31/2011 ($)	2012	2013	2014	2015
Douglas Lebda
Feb. 11(a)	100,001	$279,506		100,001
Feb. 17	87,500	$489,125		87,500

Total	187,501	$768,631		187,501

David Norris
Feb. 11	8,334	$46,587		8,334
Feb. 17	3,750	$20,962		3,750
June 28	6,667	$37,269	3,333	3,334

Total	18,751	$104,818	3,333	15,418

Gregory Hanson
Jan. 9	10,000	$55,900		3,333	3,333	3,334
Feb. 11	8,334	$46,587		8,334
Feb. 17	5,000	$27,950		5,000
Feb. 23	10,001	$55,906		5,000	5,001
July 1	5,000	$27,950	1,666	1,667	1,667
Oct. 1	5,000	$27,950	1,666	1,667	1,667

Total	43,335	$242,243	3,332	25,001	11,668	3,334

Steven Ozonian
June 8	9,091	$50,819	4,545	4,546

Total	9,091	$50,819	4,545	4,546

(a)
This award is also subject to performance restrictions. 50,000 of the shares will vest on February 11, 2013 if either Tree.com's cumulative Adjusted EBITDA: (i) during the two-year period of 2011 through 2012 is at least $2 million, or (ii) during the three year period of 2010 through 2012 is at least $3 million. The other 50,001 shares will vest on February 11, 2013 if Tree.com's Adjusted EBITDA is at least $1 million for 2012.
(7)
The market value of the unvested restricted stock units and restricted stock awards is calculated by multiplying the respective number of shares or units of stock by the closing market price of $5.59 of Tree.com's common stock as of December 31, 2011.

Compensation of Named Executive Officers

        The Compensation Committee of our Board of Directors has primary responsibility for establishing the compensation of our executive officers. The Compensation Committee frequently requests the Chief Executive Officer to be present at Compensation Committee meetings where executive compensation and company performance are discussed and evaluated. Our Chief Executive Officer discusses with the Compensation Committee and makes recommendations regarding the performance levels to fund the annual bonus pool, specific recommendations regarding named executive officer salary adjustments, bonus payouts and equity awards. While the Chief Executive Officer provides insight, suggestions and recommendations regarding executive compensation, only independent Compensation Committee members are allowed to vote on decisions made regarding executive compensation.

        The Compensation Committee meets with the Chief Executive Officer to discuss his own compensation package, but ultimately, decisions regarding his compensation are made by the Compensation Committee, meeting in executive session, solely based upon the Compensation Committee's deliberations. Decisions regarding other executive officers are made by the Compensation Committee after considering recommendations from the Chief Executive Officer. In making its determinations with respect to executive compensation, the Compensation Committee is supported by our Senior Vice President of Human Resources. In addition, the Compensation Committee engages the services of a compensation consultant.

Employment and Severance Agreements

        We have entered into employment agreements with Messrs. Lebda and Norris and we have entered into severance agreements with Messrs. Hanson and Ozonian. General provisions of these agreements are discussed below. Each of these named executive officers has or had severance and change in control protection. We believe that providing our named executive officers with severance and change in control protection is important to allow the named executive officers to fully value the forward looking elements of their compensation packages, and therefore limit retention risk during uncertain times. Accordingly, our named executive officers' employment agreements and equity awards generally provide for salary continuation in the event of certain employment terminations beyond the control of the executive, as well as varying degrees of accelerated vesting of equity awards in the event of a change in control of Tree.com. Our named executive officers receive the same benefits other employees receive. We do not generally provide our executives with tax gross ups, special perquisites or supplemental retirement plans.

  Douglas R. Lebda

        In October 2010, we entered into an amended and restated employment agreement with Mr. Lebda, effective as of January 7, 2008, that provided that he will continue to serve as our Chairman and Chief Executive Officer. The agreement has a term of five years, unless terminated earlier and provides that we will enter into good faith negotiations with Mr. Lebda no later than six months prior to the end of the term to extend the term if Mr. Lebda provides us with written notice between six to eights month prior to the end of the term of his interest to extend the term. Under the agreement, Mr. Lebda's annual base salary was originally set at $550,000, which amount will be reviewed at least annually and may be increased but not decreased without his consent. Additionally, Mr. Lebda is eligible to receive discretionary annual bonuses in a manner consistent with similarly situated executives of Tree.com. Mr. Lebda is also eligible to participate in any employee benefit plans and vacation programs and to be reimbursed for all reasonable and necessary business expenses. The agreement further provides that all of Mr. Lebda's outstanding equity awards will accelerate and vest upon the occurrence of a change in control and in the case of restricted stock awards, the underlying shares will become immediately nonforfeitable and transferable.

        On July 11, 2011, the Compensation Committee approved a change to provide that Mr. Lebda would receive an annual base salary of $275,000 beginning July 11, 2011 and that his compensation would revert to $550,000 per year beginning January 1, 2012. The Compensation Committee also provided that Mr. Lebda would receive an award of 24,642 restricted shares of our common stock on July 11, 2011, which fully vested on January 11, 2012. The Compensation Committee further provided that the temporary modification in base salary would not affect severance payments or change in control amounts due to Mr. Lebda if any such payments had been triggered during the time of the salary reduction.

        As part of his employment agreement, if we terminated Mr. Lebda's employment without "cause" or Mr. Lebda resigns for "good reason," as defined in the employment agreement, (each of which is referred to as a "qualifying termination") during the term of his agreement, then: (a) Mr. Lebda will receive the greater of: (i) his continued base salary through the earlier of the end of his employment term (January 7, 2013) or three years from his termination date or (ii) one times his then-current base salary plus his target annual bonus for the year in which he incurs the termination, (b) the vesting of all of his outstanding IAC/InterActiveCorp restricted stock units awarded during our spin-off will fully accelerate and (c) the vesting of Tree.com restricted stock awards granted in 2008 and 2009 and outstanding stock option granted on August 21, 2008 will fully accelerate and this option will remain exercisable for a period of 12 months from the date of his termination. The severance payments described in clause (a) will be paid over the period beginning 60 days after Mr. Lebda's termination of employment and will end on the earlier of: (a) the third anniversary of his termination date; or (b) the end of his employment term (January 7, 2013). Additionally, these severance payments will be offset by the amount of any compensation earned by Mr. Lebda from other employment obtained during the term of the agreement. If, during the term of his agreement, we terminated Mr. Lebda's employment without "cause" or Mr. Lebda resigns for "good reason," within the one-year period following a change in control, then, in addition to the vesting described in subclauses (b) and (c) above, we must also pay Mr. Lebda an amount equal to three times his then-current base salary payable over the period commencing on the 60th day following his termination and ending on the earlier of (x) the last day of the term or (y) three years from the date of his termination. The payment of these severance and change in control payments and benefits are conditioned upon Mr. Lebda providing, and not revoking, a release of claims against us and our affiliates. The agreement also imposes various restrictions on Mr. Lebda, for the benefit of Tree.com, including maintaining confidentiality of Tree.com information and a 24 month post-employment non-compete and non-solicit of Tree.com employees and business partners, other than instances of a qualifying termination following a change in control, in which case, it is reduced to 12 months for activities unrelated to the online lending business.

        In the event of Mr. Lebda's death during the term of the employment agreement, we would pay his designated beneficiary, within 30 days of his death, a lump sum payment in the amount of Mr. Lebda's annual base salary from the date of his death through the end of the month in which his death occurs. In the event Mr. Lebda's employment is terminated due to disability during the term of the employment agreement, we would pay him, within 30 days of his termination, a lump sum payment in the amount of Mr. Lebda's annual base salary from the date of his termination through the end of the month in which his termination occurs.

        Coincident with entering into his amended and restated employment agreement, we also entered into an amendment of Mr. Lebda's 2009 restricted stock agreements to correct an administrative oversight and to permit Mr. Lebda to vote all restricted shares awarded under those agreements, even those that are unvested. Mr. Lebda is entitled to voting rights on all other restricted shares.

        Mr. Lebda's agreement defines "change in control" as (1) any individual, entity or group acquiring beneficial ownership of more than 50% of the combined voting power of our then outstanding voting securities, except for a business combination described below; (2) incumbent directors who were directors in January 2008 or who were approved by at least a majority of then incumbent directors (not in connection with a proxy contest) cease to constitute at least a majority of our Board of Directors; (3) consummation of a reorganization, merger, consolidation, sale or other disposition of all or substantially all of the assets of our company, the purchase of assets or stock of another entity, or other similar corporate transaction (each, a business combination), in each case, unless immediately following such business combination, our stockholders retain more than 50% of the resulting voting power and at least a majority of the members of the board of directors of the entity resulting from such business combination were incumbent directors at the time of the initial agreement or action of our Board of Directors providing for such business combination; or (4) approval by our stockholders of a complete liquidation or dissolution of our company.

        Mr. Lebda's agreement defines "cause" as (1) the plea of guilty or nolo contendere to, or conviction for, a felony offense; (2) a material breach by Mr. Lebda of a fiduciary duty owed to

Tree.com; (3) a material breach by Mr. Lebda of certain covenants in his agreement; or (4) the willful or gross neglect by Mr. Lebda of the material duties required by his agreement. The agreement defines "good reason" to mean the occurrence of any of the following without Mr. Lebda's written consent, (1) a material adverse change in his, title, duties, operational authorities or reporting responsibilities as they relate to his position as Chairman and Chief Executive Officer of Tree.com from those in effect immediately following the effective date of his employment agreement, excluding for this purpose any such change that is an isolated and inadvertent action not taken in bad faith and that is remedied by Tree.com promptly after receipt of notice thereof given by Mr. Lebda, (2) a material reduction in Mr. Lebda's annual base salary, (3) a relocation of Mr. Lebda's principal place of business more than 25 miles from the Charlotte, North Carolina metropolitan area, or (4) a material breach by Tree.com of the agreement, excluding for this purpose any such action that is an isolated and inadvertent action not taken in bad faith and that is remedied by Tree.com promptly after receipt of notice thereof given by Mr. Lebda.

  David Norris

        Mr. Norris's employment agreement, effective June 30, 2008, and last amended on May 10, 2010, expired by its own terms as of June 30, 2011. Throughout the remainder of 2011 and up until February 7, 2012 when we entered into a new employment agreement with Mr. Norris, his employment was at-will and he continued to receive the same compensation as he had immediately prior to the expiration of his employment agreement. On February 7, 2012, we entered into a new employment agreement with Mr. Norris. The February 2012 employment agreement provides for Mr. Norris's continued employment for a term ending on the earlier of July 31, 2012 and the closing of the sale of substantially all of the operating assets of our Home Loan Center, Inc. subsidiary, which we refer to as HLC, pursuant to the asset purchase agreement dated May 12, 2011 and amended February 7, 2012, between us and Discover Bank, a wholly-owned subsidiary of Discover Financial Services. We refer to Discover Financial Services and its affiliates collectively as DFS and to the closing of the sale of substantially all of the operating assets of HLC pursuant to the asset purchase agreement as the closing.

        Under the February 2012 employment agreement, Mr. Norris's base salary continues at $400,000 per year and he is eligible for equity incentives and discretionary bonuses as determined by the Compensation Committee. He is also entitled to participate in any welfare, health and life insurance and pension benefit programs as we may adopt from time to time on the same basis as that provided to similarly situated employees.

        Upon the closing, Mr. Norris will no longer be employed by us, and he will be eligible to receive the payments described below. Mr. Norris has accepted an offer of employment from DFS that is conditioned, and would commence, upon the closing. All payments described below are contingent on Mr. Norris not revoking his acceptance of DFS's offer of employment and commencing employment with DFS upon the closing and Mr. Norris delivering a signed waiver and general release of all claims he may have against Tree.com, HLC Inc. and each of their affiliates at the time such payment is made and his not revoking such release.

  •
  $800,000 upon the closing.

  •
  Any unpaid bonus he is entitled to for any completed quarter prior to the closing and a prorated portion of any bonus he would be entitled to for the quarter during which the closing occurs, based on performance through the closing.

  •
  $150,000 following the satisfaction of each of the following conditions (up to $300,000 in the aggregate):

  •
  All of HLC's warehouse lines are paid off in full within 90 days following the closing, or within ninety 90 days following the closing, HLC makes a cash dividend to Tree.com of $20 million or more or is permitted to make cash dividends to Tree.com, Inc. without restriction from HLC's warehouse lenders.

  •
  The remaining amount of our mortgage loan inventory (other than impaired loans) is less than the sum of the servicing release premiums, the premium/discount on loans and the discount/premium points achieved on the sale of the loans held for sale (other than impaired loans) by HLC as of the closing. (Our inventory of recently funded mortgage loans will not be sold to Discover Bank under the asset purchase agreement described above.)

  •
  Up to $200,000 based on the aggregate proceeds received from and the timing of sales of loans held for sale by HLC as of the closing date.

  •
  $125,000 following the first anniversary of the closing, provided he has been continuously employed by DFS through the first anniversary of the closing, or, if his employment is terminated for any reason, he has been in compliance with an agreement not to solicit HLC's employees for a period of one year following termination of employment.

        Under the February 2012 employment agreement, we also agreed to reimburse Mr. Norris for up to $25,000 in legal fees and other expenses incurred in connection with his employment agreement.

        If, other than as a result of the closing, Mr. Norris's employment is terminated without "cause" or if he resigns from employment for "good reason" (each of which was referred to as a "qualifying termination"), he will be entitled to certain benefits. These include a severance benefit equal to his then current base salary, that would be payable over the one year period following his qualifying termination. The payment of these severance and change in control payments and benefits is conditioned upon Mr. Norris providing a release of claims against us and our affiliates. Additionally, Mr. Norris will become fully vested in any outstanding and unvested equity awards, including equity awards upon a change in control. (The closing is not deemed a change in control.) The agreement also imposes various restrictions on Mr. Norris, for the benefit of Tree.com, including maintaining the confidentiality of Tree.com information and a twelve month post-employment non-compete and non-solicit of Tree.com employees and business partners.

        The term "cause" under Mr. Norris's agreement had substantially the same meaning as it does in Mr. Lebda's employment agreement (as described above), except it also includes (1) a plea of guilty or nolo contendere to, or conviction for, a misdemeanor offense involving a breach of trust or fiduciary duty and (2) a material violation by him of any Company policy pertaining to ethics, wrongdoing or conflicts of interest, and, in the case of Mr. Norris, in the event the Company had purchased a mortgage company and placed someone other than Mr. Norris in charge of the combined mortgage company, then such event would have been deemed a termination without cause.

        The term "change in control" means: (1) the acquisition of beneficial ownership by any person of our equity securities representing more than 50% of the voting power of our then outstanding equity securities entitled to vote generally in the election of directors (excluding any acquisition by a Tree.com employee benefit plan or any acquisition described under the carve-out to (2)), (2) the consummation of a reorganization, merger, consolidation, sale or other disposition of all or substantially all of our assets (excluding any transaction in which (x) the beneficial owners of the outstanding voting securities immediately prior to such transaction continue to own a majority of the voting securities, or (y) no individual, entity or group beneficially owns a majority of the combined voting power of such entity, except to the extent such ownership existed prior to the transaction); or (3) the approval by our stockholders of a complete liquidation or dissolution of our company.

        If Mr. Norris had experienced a qualifying termination while his prior employment agreement was in effect, the benefits would have been the same as those provided under his current agreement.

  Gregory Hanson

        Mr. Hanson joined our company in February 2006, and is currently the Chief Operating Officer and General Manager.

        We have not entered into an employment agreement with Mr. Hanson. Mr. Hanson's annual compensation and incentive arrangements are determined annually by the Compensation Committee.

        Mr. Hanson and Tree.com are parties to a severance agreement dated April 22, 2009. Under the severance agreement, if Mr. Hanson's employment is terminated without cause and for reasons unrelated to performance, he will be eligible for severance pay in an amount equal to his monthly base salary then in effect for a period of six (6) months after his termination date, subject to certain conditions, and in accordance with any applicable Tree.com severance policies then in effect. Under Mr. Hanson's severance agreement, the term "cause" has substantially the same meaning as it does in Mr. Norris's employment agreement (as described above), except it also includes (1) the use of alcohol or illegal drugs that interferes materially with performance of duties and (2) default of any agreement between Mr. Hanson and Tree.com.

        On March 26, 2010, in a change of control letter, we provided that should a "change of control" occur, Mr. Hanson would immediately become fully vested in all his outstanding Tree.com equity awards. The change of control letter defines a "change of control" as occurring when (1) any person or entity who is not a controlling shareholder as of March 26, 2010 becomes a beneficial owner of our securities representing 50% or more of the total voting power of all our then outstanding voting securities; (2)a merger or consolidation of Tree.com in which our voting securities immediately prior to the merger or consolidation do not represent, or are not converted into securities that represent a majority of the voting power of all voting securities of the surviving entity immediately after the merger or consolidation; or (3) a sale of all or substantially all of our assets or our liquidation or dissolution.

        In addition, Mr. Hanson's change of control letter provides that if there is a change of control and during the 12-month period following the change of control, Mr. Hanson resigns for "good reason" or his employment is terminated without "cause" and for reasons unrelated to his performance, he will receive a severance payment equal to two years of base salary. The payment of these change in control payments and benefits are conditioned upon Mr. Hanson providing, and not revoking, a release of claims against us and our affiliates. The release will also impose various restrictions on Mr. Hanson, for the benefit of Tree.com, including maintaining the confidentiality of Tree.com information and a 12 month post-employment non-compete and non-solicit of Tree.com employees and customers. This severance payment replaces any payment Mr. Hanson would be entitled to receive under any other severance plan or arrangement then in effect.

        Mr. Hanson's change of control letter defines "cause" as (1) gross negligence in carrying out his duties for Tree.com, (2) any breach of his fiduciary duties, (3) his conviction of, or plea of guilty or no contest to any felony, any act of fraud or embezzlement, (4) a material violation of a Tree.com policy, (5) any unauthorized use or disclosure of confidential information or Tree.com trade secrets, or (6) his failure to cooperate in any Tree.com investigation. "Good reason" is defined under Mr. Hanson's change of control letter as the occurrence of one of the following events without Mr. Hanson's written consent: (i) a material adverse change in title, duties, operational authorities or reporting responsibilities from those in effect immediately prior the change of control, excluding isolated and inadvertent actions not taken in bad faith and that are promptly remedied by us and also excluding a change in Mr. Hanson's reporting officer to due internal restructurings, (ii) a material reduction in Mr. Hanson's base salary, or (iii) a relocation of Mr. Hanson's principal place of business more than 50 miles from his current office.

  Steven Ozonian

        On March 31, 2011 we entered into a Confidential Severance Agreement and Release with Mr. Ozonian pursuant to which he resigned from his position as Chief Executive Officer of the Real Estate division, effective March 31, 2011. Under the terms of Mr. Ozonian's severance agreement, Mr. Ozonian received severance pay in an amount equal to four months of his current base salary, totaling $100,000 and his remaining quarterly bonus payments, totaling $112,500. These amounts were paid to Mr. Ozonian on April 15, 2011. In consideration for these payments, Mr. Ozonian's severance agreement provides for a release of claims by Mr. Ozonian and customary confidentiality and non-disparagement restrictive covenants.

        Mr. Ozonian's employment agreement in effect at the time could have entitled him to a full year of salary continuation payments. The Compensation Committee and Mr. Ozonian instead agreed to salary continuation payments for four months to reflect Mr. Ozonian's tenure with Tree.com. We agreed to pay Mr. Ozonian the bonuses he had negotiated for when he accepted his position with Tree.com because these payments were designed to make Mr. Ozonian whole for compensation he had lost when he accepted employment with Tree.com.

2011 Bonus Program

        The Compensation Committee established 2011 target bonus levels expressed as a percentage of the named executive officer's base salary and established specified performance criteria to be used to assess the actual amount of the bonus, if any, to be awarded to the named executive officers. The actual annual bonus payment, if any, could have been less than or greater than the target depending upon the degree of attainment of the company performance measure and, if applicable, the unit performance measures. Mr. Lebda's bonus opportunity was based 100% on overall company performance, consistent with his responsibility for the entire organization. Mr. Norris's bonus opportunity was based 100% on the performance of the LendingTree Loans business unit consistent with his responsibility for the LendingTree Loans business. The bonus opportunity for Messrs. Hanson and Ozonian (who each had business unit responsibilities) was based 50% on overall company performance and 50% on unit performance; however, no minimum or maximum bonus amount was established for the unit performance measure, although total bonus opportunities were limited to the maximums described below. For 2011, in addition to the performance incentive bonus described below, Mr. Ozonian was also eligible to receive quarterly payments of $37,500 that were not tied to any performance goals.

		% of Bonus Based on
Name	Target Bonus Opportunity	Company Performance Measure	Unit Performance Measure	Unit Performance Measure
Douglas Lebda	$750,000	100%	0%	N/A
David Norris	$300,000	0%	100%	specified lending group Adjusted EBITDA goals and quarterly loans funded and loan leads goals
Gregory Hanson	$120,000	50%	50%	specified Tree.com revenue and Adjusted EBITDA goals
Steven Ozonian	$330,000	50%	50%	specified real estate division Adjusted EBIDTA goal

        The Compensation Committee used adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA) as the overall company performance measure. Adjusted EBITDA is defined as EBITDA excluding (1) non-cash compensation expense, (2) non-cash intangible asset impairment charges, (3) gain/loss on disposal of assets, (4) restructuring expenses, (5) litigation settlements and contingencies, (6) pro forma adjustments for significant acquisitions, and (7) one-time items. The Adjusted EBITDA goals were based on the 2011 budget approved by our Board of Directors.

        The Compensation Committee designed the bonus program to ensure any bonuses paid would be deductible by Tree.com for tax purposes under Code Section 162(m). The Compensation Committee therefore established a maximum bonus award amount for the following named executive officers if Tree.com's Adjusted EBITDA for 2011 was at least $1.0 million as follows:

Name	Maximum Bonus Opportunity
Douglas Lebda	$2,025,000
David Norris	$385,000
Gregory Hanson	$222,000

        The company performance goal had threshold, target and maximum levels. Each named executive officer's bonus was prorated based on performance between threshold and maximum levels, subject to the Compensation Committee's discretionary adjustment. The Compensation Committee exercises discretion if performance was far above or below the unit target. If the targets were achieved, the named executive officer would be eligible to receive the target bonus level (specified above) before any discretionary adjustment to the total bonus amount by the Compensation Committee based on his individual performance. Achievement of the maximum performance levels would have resulted in a maximum incentive, as described above. The Compensation Committee evaluated Tree.com's, the applicable business unit's, and the named executive officer's individual performance and reduced the actual bonus awarded to an amount that the Compensation Committee deemed appropriate pursuant to the achievement of the specified performance measures and any discretion it wished to exercise, not to exceed the maximum amount.

        For 2011, no bonuses were awarded to Messrs. Lebda or Hanson under the 2011 bonus program. For Mr. Norris, approximately two-thirds of his target bonus was paid quarterly throughout the year based on the achievement of a portion of his specified targets. The remainder of the 2011 bonus earned by Mr. Norris, disclosed under the "Non-Equity Incentive Plan Compensation" column of the "2011 Summary Compensation Table" above, was awarded by the Compensation Committee to recognize his efforts with the HLC sale to DFS, for retention purposes and based on the achievement of a portion of his specified goals. In connection with Mr. Ozonian's departure as an officer in March 2011, we settled Mr. Ozonian's 2011 bonus opportunity as described above under "Employment and Severance Agreements."

DIRECTOR COMPENSATION

2011 Non-Employee Director Compensation

        The following table provides information on the compensation of our non-employee directors for the year ended December 31, 2011.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(3)	Total ($)
Peter Horan	40,000	50,000	90,000
W. Mac Lackey	67,500	50,000	117,500
Joseph Levin	50,000	50,000	100,000
Patrick McCrory	62,500	50,000	112,500
Lance Melber	50,000	50,000	100,000
Steven Ozonian	(2)	(2)	(2)

(1)
Reflects the dollar amounts of the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, Stock Compensation, of the restricted stock unit awards granted to the directors. Generally, the grant date fair value is the amount that we would expense in our financial statements over the award's vesting schedule. For additional information regarding the assumptions made in calculating these amounts, see Note 3 "Stock-Based Compensation" to our audited, consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

(2)
As further described in footnote (7) to the Summary Compensation Table above, Mr. Ozonian rejoined our Board of Directors in June 2011. Fees paid to Mr. Ozonian, and any other remuneration received by him, for his services as a member of our Board of Directors during 2011 are set forth in the "2011 Summary Compensation Table."

(3)
The table below provides the number of restricted stock units awarded during the year ended December 31, 2011 and the number of restricted stock units held by each director as of December 31, 2011.

Name	Number of RSUs Awarded in 2011 (#)(a)	Aggregate Number of RSUs Outstanding at Fiscal Year End (#)
Peter Horan	9,091	41,352
W. Mac Lackey	9,091	42,501
Joseph Levin	9,091	30,205
Patrick McCrory	9,091	26,154
Lance Melber	9,091	29,934
Steven Ozonian	9,091	14,485	(b)

(a)
These restricted stock units were awarded to each director on December 29, 2011 and vest in two equal annual installments on June 8, 2012 and June 8, 2013.

(b)
Reflects forfeiture of the November 1, 2010 grant of 25,000 restricted stock units to Mr. Ozonian upon the termination of his employment with Tree.com on March 31, 2011.

        Our Nominating Committee recommends non-employee director compensation arrangements, which are designed to provide competitive compensation necessary to attract and retain high quality non-employee directors and to encourage ownership of our stock to further align directors' interests with those of our stockholders. When considering non-employee director compensation arrangements, management provides the Nominating Committee with information regarding various types of non-employee director compensation arrangements and practices of select peer companies. The following table presents our non-employee director compensation arrangements for fiscal 2011:

Elements:	Cash Retainer/Fees ($)	Annual Restricted Stock Units Award ($)
Annual retainer	$40,000	$50,000
Audit Committee Chair	$15,000	—
Executive Committee Chair	$15,000	—
Service on the Audit Committee (excluding the Audit Committee Chair who will instead receive the fee described above)	$10,000	—
Service on the Compensation Committee	$10,000	—
Service on the Executive Committee (excluding the Executive Committee Chair who will instead receive the fee described above)	$2,500	—

        Each non-employee member of our Board of Directors receives an annual cash retainer in the amount of $40,000. Each member of the Audit, Compensation and Executive Committees receives an additional annual retainer in the amount reflected above.

        Upon his or her initial election to our Board of Directors, each non-employee director receives a grant of restricted stock units with a dollar value of up to $50,000, with the actual amount of the grant being pro-rated based upon the amount of time from such appointment to the date of our next annual meeting of stockholders. Upon his or her re-election to our Board of Directors, each non-employee director receives a grant of restricted stock units with a dollar value of up to $50,000. The terms of these restricted stock units provide for (1) vesting in two equal annual installments commencing on the first anniversary of the grant date, (2) cancellation and forfeiture of unvested units in their entirety upon termination of service on our Board of Directors and (3) full acceleration of vesting upon a change in control of Tree.com. Non-employee directors are also reimbursed for all reasonable expenses incurred in connection with attendance at meetings of our Board of Directors and its committee.

        Deferred Compensation Plan for Non-Employee Directors.    Under our Deferred Compensation Plan for Non-Employee Directors, non-employee directors may defer all or a portion of his or her cash fees earned for service on our Board of Directors and its committees. Eligible directors who defer all or any portion of these fees can elect to have such deferred fees applied to the purchase of share units, representing the number of shares of common stock that could have been purchased on the relevant date. The election to have deferred fees applied to the purchase of share units must be made in writing on or before the end of the calendar year and applies to the cash fees that become payable in the following calendar year. This election will be irrevocable and a further timely election will be required for each subsequent calendar year. A newly elected or appointed non-employee director will first be eligible to make the election on or before the end of the calendar year that he or she joins our Board of Directors, effective for the following calendar year. After a director ceases to be a member of our Board of Directors, he or she will receive with respect to share units, such number of shares of our common stock as the share units represent.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

        The following table summarizes information, as of December 31, 2011, regarding our equity compensation plans pursuant to which grants of stock options, restricted stock, restricted stock units or other rights to acquire shares may be granted from time to time.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders
2008 Stock and Annual Incentive Plan	2,033,076	$7.87	104,177
Equity compensation plans not approved by security holders
None	—		—

Total

OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table presents information, as of February 1, 2012, relating to the beneficial ownership of our shares of common stock by (1) each person known by us that owns beneficially more than 5% of the outstanding shares of common stock, (2) each current director and director nominee, (3) each of the named executive officers (4) all executive officers and directors as a group.

        Unless otherwise indicated, beneficial owners listed in the following table may be contacted at our corporate headquarters located at 11115 Rushmore Drive, Charlotte, North Carolina 28277. For each listed person, the number of shares of common stock and percent of such class listed assumes the conversion or exercise of any equity securities owned by such person that are or will become convertible or exercisable, and the exercise of stock options and the vesting of restricted stock units, if any, that will vest, within 60 days of February 1, 2012, but does not assume the conversion, exercise or vesting of any such equity securities owned by any other person.

Name of Beneficial Owner	Amount of Beneficial Ownership		Percent of Class
Greg Hanson	42,783	(1)	*
Peter Horan	29,564		*
W. Mac Lackey	0		*
Douglas Lebda	2,296,009	(2)	20.7%
Joseph Levin	18,417		*
Patrick McCrory	14,366		*
Lance Melber	18,146		*
David Norris	44,193	(3)	*
Steven Ozonian	11,094		*
Mark Sanford	0		*
All directors and executive officers as a group (11 persons)(1)	2,487,054	(4)	22.4%
Liberty Interactive Corporation	2,773,987	(5)	25.1%

*
The percentage of shares beneficially owned does not exceed 1%.

(1)
Includes 4,000 shares subject to options.

(2)
Includes 3,098 shares subject to options and 45,374 shares held by a family trust.

(3)
Includes 30,000 shares subject to options.

(4)
Includes 41,248 shares subject to options.

(5)
Information based on a Schedule 13D/A filed with the SEC by Liberty Interactive Corporation (formerly known as Liberty Media Corporation, "Liberty") on May 23, 2011. The address of Liberty is 12300 Liberty Boulevard, Englewood, Colorado 80112. Liberty is a publicly held corporation. According to a Schedule 13/A filed with the SEC by John C. Malone, Chairman of Liberty, on December 8, 2011, Mr. Malone may be deemed to beneficially own voting equity securities of Liberty representing approximately 40.04% of the voting power with respect to a general election of directors of Liberty.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Agreements with Liberty Interactive Corporation

        In May 2008, IAC/InterActiveCorp entered into a "Spinco Agreement" with Liberty Interactive Corporation and certain others. At the time of the spin-off, we assumed from IAC/InterActiveCorp all of those rights and obligations under the Spinco Agreement providing for post-spin-off governance arrangements related to our businesses.

        As of December 31, 2011, Liberty Interactive beneficially owned 2,773,987 shares of our common stock representing 25.1% of our outstanding common stock. The following summary describes the material terms of our governance arrangements and related matters and is qualified by reference to the full Spinco Agreement, which is filed as Exhibit 10.1 to IAC/InterActiveCorp's Current Report on Form 8-K dated May 16, 2008. The Spinco Agreement also required us to enter into a registration rights agreement with Liberty Interactive and certain others at the time of the spin-off, as described below.

  Spinco Agreement

  Representation of Liberty Interactive on our Board of Directors

        The Spinco Agreement generally provides that so long as Liberty Interactive beneficially owns securities representing at least 20% of the total voting power of our equity securities, Liberty Interactive has the right to nominate up to 20% of the directors serving on our Board of Directors (rounded up to the nearest whole number). Any director nominated by Liberty Interactive must be reasonably acceptable to a majority of the directors on our Board of Directors who were not nominated by Liberty Interactive. All but one of Liberty Interactive's nominees serving on our Board of Directors must qualify as "independent" under the NASDAQ Stock Market rules. In addition, the Nominating Committee may include only "Qualified Directors," namely directors other than any who were nominated by Liberty Interactive, are our officers or employees or were not nominated by the Nominating Committee in their initial election to our Board of Directors and for whose election Liberty Interactive voted shares. In 2012, Liberty Interactive exercised its right to nominate Mark Sanford to serve on our Board of Directors but to date, Liberty Interactive has not exercised its right to nominate an additional director to our Board of Directors.

        Liberty Interactive also agreed, until the second anniversary of the spin-off in August 2010, to vote all of our equity securities beneficially owned by them in favor of the election of the full slate of director nominees recommended to our stockholders by our Board of Directors so long as the slate included the director-candidates that Liberty has the right to nominate. That agreement is no longer in effect.

  Acquisition Restrictions

        Liberty Interactive has agreed in the Spinco Agreement not to acquire beneficial ownership of any of our equity securities (with specified exceptions) unless:

  •
  the acquisition was approved by a majority of the Qualified Directors;

  •
  the acquisition is permitted under the provisions described in "Competing Offers" below; or

  •
  after giving effect to the acquisition, Liberty Interactive's ownership percentage of our equity securities, based on voting power, would not exceed the Applicable Percentage.

        The "Applicable Percentage" initially is Liberty Interactive's ownership percentage upon the spin-off, based on voting power (approximately 30%), plus 5%, but in no event more than 35%. Following the spin-off, the Applicable Percentage with respect to us will be reduced for specified transfers of our equity securities by Liberty Interactive. Notwithstanding the foregoing, during the first two years following the spin-off, acquisitions by Liberty Interactive were further limited to specified extraordinary transactions. These restrictions apply also to Liberty Interactive's affiliates who acquire Liberty Interactive's shares in our company.

  Standstill Restrictions

        Until the second anniversary of the spin-off in August 2010, unless a majority of the Qualified Directors consent or to the extent permitted by the provisions described under "Acquisition Restrictions" or "Competing Offers" or in certain other limited circumstances, Liberty Interactive was not permitted to:

  •
  offer to acquire beneficial ownership of any of our equity securities;

  •
  initiate or propose any stockholder proposal or seek or propose to influence, advise, change or control our management, Board of Directors, governing instruments or policies or affairs;

  •
  offer, seek or propose, collaborate on or encourage any merger or other extraordinary transaction;

  •
  subject any of our equity securities to a voting agreement;

  •
  make a request to amend any of the provisions described under "Acquisition Restrictions", "Standstill Restrictions" or "Competing Offers";

  •
  make any public disclosure, or take any action which could reasonably be expected to require us to make any public disclosure, with respect to any of the provisions described under "Standstill Restrictions"; or

  •
  enter into any discussions, negotiations, arrangements or understandings with any third party with respect to any of the provisions described under "Standstill Restrictions."

        No such standstill restrictions are currently in effect.

  Transfer Restrictions

        Unless a majority of the Qualified Directors consent, the Spinco Agreement prohibits transfers by Liberty Interactive of any of our equity securities to any person except for certain transfers, including:

  •
  transfers under Rule 144 under the Securities Act (or, if Rule 144 is not applicable, in "broker transactions");

  •
  transfers pursuant to a third party tender or exchange offer or in connection with any merger or other business combination, which merger or business combination has been approved by us;

  •
  transfers in a public offering in a manner designed to result in a wide distribution, provided that no such transfer is made, to the knowledge of Liberty Interactive, to any person whose ownership percentage (based on voting power) of our equity securities, giving effect to the transfer, would exceed 15%;

  •
  a transfer of all of our equity securities beneficially owned by the Liberty Parties and their affiliates in a single transaction if the transferee's ownership percentage (based on voting power), after giving effect to the transfer, would not exceed the Applicable Percentage and only if the transferee assumes all of the rights and obligations (subject to limited exceptions) of the Liberty Parties under the Spinco Agreement;

  •
  specified transfers in connection with changes in the beneficial ownership of the ultimate parent company of a Liberty Party or a distribution of the equity interests of a Liberty Party or certain similar events; and

  •
  specified transfers relating to certain hedging transactions or stock lending transactions, subject to specified restrictions.

        These restrictions apply also to Liberty Interactive's affiliates who acquire Liberty Interactive's shares in our company.

  Competing Offers

        During the period when Liberty continues to have the right to nominate directors to our Board of Directors, if our Board of Directors determines to pursue certain types of transactions on a negotiated basis (either through an "auction" or with a single bidder), Liberty Interactive is granted certain rights to compete with the bidder or bidders, including the right to receive certain notices and information, subject to specified conditions and limitations. In connection with any such transaction that we are negotiating with a single bidder, our Board of Directors must consider any offer for a transaction made in good faith by Liberty Interactive but is not obligated to accept any such offer or to enter into negotiations with Liberty Interactive.

        If a third party (x) commences a tender or exchange offer for at least 35% of our capital stock other than pursuant to an agreement with us or (y) publicly discloses that its ownership percentage (based on voting power) exceeds 20% and our Board of Directors fails to take certain actions to block such third party from acquiring an ownership percentage (based on voting power) exceeding the Applicable Percentage, the Liberty Interactive generally will be relieved of the obligations described under "Standstill Restrictions" and "Acquisition Restrictions" above to the extent reasonably necessary to permit Liberty Interactive to commence and consummate a competing offer. If Liberty Interactive's ownership percentage (based on voting power) as a result of the consummation of a competing offer in response to a tender or exchange offer described in (x) above exceeds 50%, any consent or approval requirements of the Qualified Directors in the Spinco Agreement will be terminated, and, following the later of the second anniversary of the applicable spin-off and the date that Liberty Interactive's ownership percentage (based on voting power) exceeds 50%, the obligations described under "Acquisition Restrictions" will be terminated.

  Other

        Amendments to the Spinco Agreement and determinations required to be made thereunder (including approval of transactions between Liberty Interactive or its affiliates and us that would be reportable under the proxy rules) will require the approval of the Qualified Directors.

  Registration Rights Agreement

        Under a registration rights agreement, the Liberty Interactive and its permitted transferees are entitled to three demand registration rights (and unlimited piggyback registration rights) in respect of the shares of our common stock received by Liberty Interactive as a result of the spin-off and other shares of our common stock acquired by Liberty Interactive or its affiliates consistent with the Spinco Agreement. These holders will be permitted to exercise their registration rights in connection with certain hedging transactions that they may enter into in respect of the registrable shares.

        We are obligated to indemnify these holders, and each selling holder will be obligated to indemnify us, against specified liabilities in connection with misstatements or omissions in any registration statement.

 Voting and Support Agreements

        In connection with the execution of the asset purchase agreement with Discover Bank, a wholly-owned subsidiary of Discover Financial Services, providing for the sale of substantially all of the operating assets of HLC to Discover Bank, Douglas R. Lebda, our chairman and chief executive officer, the trustee of a family trust for Mr. Lebda, Liberty Interactive and one additional stockholder (which beneficially owned less than 5% of our outstanding common stock on the date the agreement was entered into) owned less executed voting and support agreements. Pursuant to the voting and support agreements, among other things, each stockholder agreed (i) to vote all of the shares of our common stock owned by him or it in favor of the HLC asset sale proposal and (ii) not to transfer the shares of our common stock owned by him or it prior to the expiration of their voting and support agreement, unless otherwise permitted thereunder. The shares subject to the voting and support agreements constituted approximately 49% of our common stock as of the record date for the special meeting held on August 26, 2011 to approval the HLC asset sale transaction.

        The voting agreements provided that if our board of directors properly changed its recommendation with respect to the HLC asset sale transaction due to a superior proposal (as such term is defined in the asset purchase agreement), the stockholders that entered into the voting and support agreements, other than Mr. Lebda and the trustee of the family trust for Mr. Lebda, would collectively be required to vote 15% of the total outstanding shares of our common stock on the record date in favor of the HLC asset sale transaction. Mr. Lebda and the trustee of the family trust for Mr. Lebda were required to vote all of the shares beneficially owned by them in favor of the HLC asset sale proposal regardless of a change in our Board of Directors' recommendation. Our Board of Directors did not change its recommendation and our stockholders approved the HLC asset sale transaction on August 26, 2011.

RELATED PERSONS TRANSACTION POLICY

        Our Board of Directors has adopted a written policy setting forth the procedures and standards we apply to reviewing and approving related person transactions. The policy covers any transaction, arrangement or relationship in which we are or will be a participant, the amount involved exceeds $120,000 and in which any related person had, has or will have a direct or indirect interest other than (a) employment relationships or transactions involving an executive officer and any related compensation solely resulting from such employment if such compensation was approved, or recommended to our Board of Directors for approval, by the Compensation Committee; (b) compensation for serving as a director; (c) payments arising solely from the ownership of our equity securities in which all holders of that class of equity securities received the same benefit on a pro rata basis; or (d) such other exclusions as may be permitted pursuant to applicable rules and regulations of the SEC or any stock exchange upon which our common stock may then be listed. Under the policy, "related person" means: (1) any of our directors, director nominees or executive officers; (2) any person who is known to be the beneficial owner of more than 5% of any class of our voting securities; (3) any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of, and/or any other person (other than a tenant or employee) sharing the household of, any person named in (2) or (3) above; (4) any firm, corporation or other entity or organization (profit or not-for-profit) for which any person named in (1)-(2) above serves as an employee, executive officer, partner or principal (or other similar position); and (5) any firm, corporation or other entity or organization (profit or not-for-profit) for which any person named in (1)-(2) above has a 5% or greater beneficial ownership interest.

        Under the policy, all related person transactions must be reviewed by either our Audit Committee or another independent body of our Board of Directors.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors and certain persons who beneficially own more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of the common stock and other equity securities of our company. Executive officers, directors and such greater than 10% stockholders are required to furnish to us copies of all such reports they file. Based solely on our review of the copies of such reports received by us and written representations that no other reports were required for such persons, we believe that, during fiscal year 2011, all filing requirements applicable to our executive officers, directors and greater than 10% stockholders were complied with on a timely basis, except for Mr. Hanson, Mr. Hayek and Mr. Norris, who each failed to file one Form 4 reporting the vesting of restricted stock units and the withholding of shares by our company to pay withholding taxes. The failures to report these transactions were due to a changeover in personnel and a resulting a failure administrative procedures at the company. Each of these persons reported the transactions promptly on Forms 5 following discovery of the omissions.

ANNUAL REPORTS

        Upon written request to our Corporate Secretary at 11115 Rushmore Drive, Charlotte, North Carolina 28277, we will provide without charge to each person solicited an additional copy of our 2011 Annual Report on Form 10-K, including the financial statements and financial statement schedule filed therewith. Copies are also available on our website at http://investor-relations.tree.com/sec.cfm . We will furnish requesting stockholders with any exhibit not contained in our 2011 Annual Report on Form 10-K upon payment of a reasonable fee.

PROPOSALS BY STOCKHOLDERS
FOR PRESENTATION AT OUR 2013 ANNUAL MEETING

        Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2013 Annual Meeting of Stockholders must submit the proposal to us at our corporate headquarters no later than December 28, 2012, which proposal must be made in accordance with the provisions of Rule 14a-8 of the Exchange Act. Stockholders who intend to present a proposal at our 2013 Annual Meeting of Stockholders without inclusion of the proposal in our proxy materials are required to provide notice of such proposal to our Corporate Secretary so that such notice is received by our Corporate Secretary at our principal executive offices no earlier than March 14, 2013 and no later than April 13, 2013. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

OTHER MATTERS

        We know of no other matters to be submitted to the stockholders at the meeting. If any other matters properly come before the stockholders at the meeting, the persons named in the form of proxy will vote the shares they represent in their discretion.

Charlotte, North Carolina
April 27, 2012

We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Internet and telephone voting are available through 11:59 PM Eastern Time on June 11, 2012. Please mark your votes as indicated in this example X INTERNET http://www.proxyvoting.com/tree Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. Tree.com, Inc. TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope. Signature Signature Date Mark Here for Address Change or Comments SEE REVERSE WO# Fulfillment# 23438 23444 NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian. Please give full title as such. OR THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES IN PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3. 1. ELECTION OF DIRECTORS Nominees: 01 Peter Horan 02 W. Mac Lackey 03 Douglas Lebda 04 Joseph Levin 05 Patrick McCrory 06 Steven Ozonian 07 Mark Sanford (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.) *Exceptions_________________________________________________________________ FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 3. Approval of an amendment and restatement of the Second Amended and Restated Tree.com 2008 Stock and Annual Incentive Plan. 2. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2012 fiscal year. FOLD AND DETACH HERE FOR all nominees listed to the left (except as marked to the contrary) WITHHOLD AUTHORITY to vote for all nominees listed to the left *EXCEPTIONS 4. Transaction of such other business as may properly come before the meeting and any related adjournments or postponements.

FOLD AND DETACH HERE Address Change/Comments (Mark the corresponding box on the reverse side) SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250 Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The Proxy Statement and the 2011 Annual Report to Stockholders are available at: http://www.proxyvoting.com/tree PROXY TREE.COM, INC. Annual Meeting of Stockholders – June 12, 2012 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY The undersigned hereby appoints Michelle Lind and James Ipock, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Tree.com, Inc. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held June 12, 2012 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Annual Meeting. If no direction is made, this proxy will be voted “FOR” all nominees in Proposal 1 and “FOR” Proposals 2 and 3. (Continued and to be marked, dated and signed, on the other side) Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment. WO# Fulfillment# 23438 23444 You can now access your Tree.com, Inc. account online. Access your Tree.com, Inc. account online via Investor ServiceDirect® (ISD). The transfer agent for Tree.com, Inc. now makes it easy and convenient to get current information on your stockholder account. • View account status • View payment history for dividends • View certificate history • Make address changes • View book-entry information • Obtain a duplicate 1099 tax form Visit us on the web at www.bnymellon.com/shareowner/equityaccess For Technical Assistance Call 1-877-978-7778 between 9am-7pm Monday-Friday Eastern Time Investor ServiceDirect® Available 24 hours per day, 7 days per week TOLL FREE NUMBER: 1-800-370-1163